Exhibit 10.8

LEASE AGREEMENT BETWEEN WE GEORGE STREET, L.L.C. ("LANDLORD") AND KOLLTAN PHARMACEUTICALS INC. ("TENANT")

TABLE OF CONTENTS 1. Basic Lease Information. 1 2. Lease Grant. 4 3. Commencement Date Certificate 4 4. Rent. 4 5. Expenses and Taxes, 5 6. Compliance with Laws; Use 9 7. Security Deposit and Assignment of Personal Property. 10 8. Services to Be Furnished by Landlord. 11 9. Leasehold Improvements. 12 10. Repairs and Alterations. 13 11. Utility Charges. 16 12. Entry by Landlord 17 13. Assignment and Subletting. 17 14. Liens. 19 15. Indemnity and Waiver of Claims. 20 16. Insurance. 20 17. Subrogation. 21 18. Casualty Damage. 21 19. Condemnation 22 20. Events of Default 23 21. Remedies. 24 22. Limitation of Liability. 25 23. No Waiver 25 24. Quiet Enjoyment. 25 25. Intentionally Omitted. 26 26. Holding Over 26 27. Subordination to Mortgages; Estoppel Certificate 26 28. Attorney's Fees 27 29. Notice. 27 30. Excepted Rights. 28 31. Surrender of Premises. 28 32, Environmental Compliance. 29 33. Miscellaneous. 32 34. Option to Expand. 34 35. Renewal 35 36. Entire Agreement. 36

LEASE AGREEMENT This Lease Agreement (the "Lease") is made and entered into as of the 5th day of January, 2009 (the "Effective Date") , by and between WE GEORGE STREET, L.L.C., a Delaware limited liability company ("Landlord") and KOLLTAN PHARMACEUTICALS INC., a Delaware corporation ("Tenant"). 1. Basic Lease Information. (a) "Building" shall mean the building located at 300 George Street, New Haven, Connecticut, as more particularly described on Exhibit A to this Lease. (b) "Rentable Square Footage of the Building" is deemed to be 518,940 square feet. (c) "Premises" shall mean that certain space on the 5th Floor of the Building consisting of approximately 7,775 rentable square feet of space substantially as shown on the Floor Plan attached hereto as Exhibit A-1 to the Lease, in the aggregate, subject to confirmation of actual area of the Floor Plan following completion of the Initial Alterations. (d) "Lab Space" shall mean that certain space on the 5th floor of the Building consisting of approximately 3,888 rentable square feet of space (the "Rentable Square Footage of the Lab Space") substantially as shown on the Floor Plan attached hereto as Exhibit A-2 to the Lease. (e) "Office Space" shall mean that certain space on the 5th floor of the Building consisting of approximately 3,887 rentable square feet of space (the "Rentable Square Footage of the Office Space") substantially as shown on the Floor Plan attached hereto as Exhibit A-2 to the Lease. Notwithstanding the definition of Lab Space and Office Space set forth herein, Landlord and Tenant agree that the exact breakdown of the Lab Space and Office Space square footage remains to be confirmed (though not to exceed approximately 7,775 rentable square feet in the aggregate), and both parties agree, once the square footage has been confirmed, to modify the Lease to reflect the correct square footage of each space, and adjust the Base Rent and Tenant's Pro Rata Share, as necessary. (f) "Base Rent": Period Rent Per RSF Annual Base Rent Monthly Installments From the Lab Space Rent Commencement Date to the day prior to the Office Space Rent Commencement Date 3,888 rsf at $24.88 $96,733.44 $8,061.12

From the Office Space Rent 7,775 rsf at $24.88 $193,442.00 $16,120.17 Commencement Date through the end of Lease Year 1 Lease Year 2 7,775 rsf at $25.21 $196,007.75 $16,333.98 Lease Year 3 7,775 rsf at $25.54 $198,573.50 $16,547.79 (g) "Additional Rent" means all sums (exclusive of Base Rent) that Tenant is required to pay under this Lease. (h) "Rent" means, collectively, Additional Rent and Base Rent. (i) "Lease Year" means for the first Lease Year the period commencing on the Commencement Date, through the Office Space Rent Commencement Date, and ending on the last day of the 12th full month after the Office Space Rent Commencement Date (unless the Office Space Rent Commencement Date is the first day of the month, in which event the first Lease Year shall end on the day prior to the first anniversary of the Office Space Rent Commencement Date) and each Lease Year thereafter shall be the 12 month period immediately following the expiration of the preceding Lease Year. (j) "Tenant's Pro Rata Share" shall be .75% from the Lab Space Rent Commencement Date through the day prior to the Office Space Rent Commencement Date, and 1.50% from and after the Office Space Rent Commencement Date and, if recalculated shall be the quotient of the Rentable Square Footage of the Lab Space or the Rentable Square Footage of the Office Space, as the case may be, divided by the Rentable Square footage of the Building. (k) "Term" means three (3) Lease Years, unless sooner terminated or extended, in accordance with the provisions set forth herein. (I) "Commencement Date" means the Effective Date of this Lease. (m) "Lab Space Rent Commencement Date" means the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations for the Lab Space (as defined on Exhibit C), or (ii) the date which is one hundred eighty (180) days from the Effective Date. (n) "Office Space Rent Commencement Date" means the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations for the Office Space (as defined on Exhibit C), or (ii) the date which is one hundred eighty (180) days from the Effective Date. (o) "Termination Date" means the last day of Lease Year 3. (p) "Tenant Allowance" means$ 162,500.00, which is $20.90 per rentable square foot of the Premises for Initial Alterations in accordance with Exhibit C attached hereto.

(q) "Security Deposit" means $32,240.33. (r) "Guarantor" NONE. (s) "Broker" NONE. (t) "Permitted Use" means general office use and operation of dry or wet bench laboratory research facilities limited to those meeting the National Institutes of Health and Centers for Disease Control and Prevention for bio-safety levels ("BSLs") BSL-1 and BSL-2 and in no event for any use/research involving infectious diseases, other than as permitted in BSL-1 and BSL-2. (u) "Notice Addresses": Tenant: Kolltan Pharmaceuticals Inc. 300 George Street New Haven, Connecticut 06510 Landlord: WE George Street, L.L.C. Winstanley Enterprises LLC 150 Baker Avenue Extension, Suite 303 Concord, Massachusetts 01742 Attention: Mr. Carter J. Winstanley (v) "Law(s)" means all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity, as well as any judicial or administrative interpretation thereof, including without limitation, Laws related to the environment and human health and safety. (w) "Property" means the Building and other related improvements together with the parcel( s) of land on which they are located. (x) "Laboratory Area" means any areas within the Premises having (i) 2 hour fire walls separating such Laboratory Area from non-Laboratory Areas in the Premises and (ii) negative air pressure relative to the air pressure in other areas of the Premises. (y) "Substantial Completion" shall have the meaning ascribed to it in Exhibit C. (z) "Initial Alterations" shall have the meaning ascribed to it in Exhibit C. (aa) "BOMA" means a measurement of rentable or useable square footage of space using the current Building Owners and Managers Association International ANSI Z65.1 method of measurement. (bb) "Property Manager" means Winstanley Property Management.

 2. Lease Grant. (a) From and after the Commencement Date, Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord, together with the right in common with others to use any portions of the Property that are designated by Landlord for the common use of tenants and others, such as sidewalks, common corridors, elevator foyers, restrooms, and lobby areas (the "Common Areas"). (b) Tenant represents that Tenant has inspected the Premises and the Building and is thoroughly acquainted with their condition and, except for latent defects, takes the Premises "as is", and the taking of possession by Tenant shall be conclusive evidence that the Premises and the Building were in good and satisfactory condition at the time possession was taken by Tenant, other than for latent defects. Except as may be expressly set forth in this Lease, neither Landlord nor Landlord's agents have made any representations or promises with respect to the condition of the Building, the Premises, the Property or any other matter or thing relating to or affecting the Building or the Premises, and no rights, easements or licenses are acquired by Tenant by implication or otherwise. (c) Landlord represents that on the Commencement Date, the Building and the Premises, including without limitation the electrical, plumbing, HVAC and security systems serving the Building and Premises shall be in good working order and condition, and the roof and windows of the Building and ceiling and windows of the Premises shall be free of leaks. (d) Landlord and Tenant agree that measurements of the rentable and usable square footage of the Building and the Premises shall be determined by using BOMA. 3. Commencement Date Certificate. Tenant shall use commercially reasonable efforts to cause Substantial Completion of the Initial Alterations for the Lab Space on or before May 1, 2009, and to cause Substantial Completion of the Initial Alterations for the Office Space on or before the date which is one hundred eighty (180) days from the Effective Date. Landlord and Tenant shall execute a certificate confirming the Lab Space Rent Commencement Date and the Office Space Rent Commencement Date promptly after the occurrence of each. The Term of this Lease shall expire, unless earlier extended or terminated in accordance with the terms hereof, on the scheduled Termination Date, 4. Rent. (a) As consideration for this Lease, Tenant shall pay Landlord, without any setoff or reduction, the total amount of Base Rent and Additional Rent when due throughout the Term. The obligation to pay Rent is an independent covenant of Tenant. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes payable by Landlord), if any, imposed upon or measured by Rent under applicable Law. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand. Tenant's obligation to pay Base Rent and Additional Rent for the Lab Space shall commence on the Lab Space Rent Commencement Date and Tenant's obligation to pay Base Rent and Additional Rent for the Office Space shall commence on the Office Space Rent Commencement Date. All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord. If Tenant fails to pay any item or installment of Rent within five (5) days of the date when due, Tenant shall pay Landlord an administrative fee equal to 5% of the past due Rent. If a commencement date occurs on a day other than the first day of a calendar month or if the Term terminates on a day other than the last day of a calendar month, the monthly Base Rent and Tenant's Pro Rata Share of any Taxes (defined in Article 5) or Expenses (defined in Article 5) for the month shall be prorated based on the number of days in such calendar month. Landlord's acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due during the term. No endorsement or statements on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party's right to recover the balance or pursue other available remedies. (b) This Lease is intended by the parties hereto to be a so-called net lease and the Base Rent shall be received by Landlord net of all costs and expenses related to the Property, the Building and the Premises, except as otherwise set forth herein. Tenant shall pay to Landlord, in addition to Tenant's obligation to pay its Pro Rata Share of Expenses (as defined below) and Taxes (as defined below), all other costs which are specifically set forth herein as being the obligation of Tenant, to Landlord, as Additional Rent. 5. Expenses and Taxes. (a) Commencing on the applicable Rent Commencement Date, Tenant shall pay Tenant's Pro Rata Share of Expenses and Taxes for each calendar year during the Term for the Lab Space and/or Office Space, as applicable. Landlord shall provide Tenant with a good faith estimate of the Expenses and of the Taxes for each calendar year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant's Pro Rata Share of Landlord's estimate of the Expenses and Taxes. If Landlord determines that its good faith estimate of the Expenses or of the Taxes was incorrect by a material amount, Landlord may provide Tenant with a revised estimate. After its receipt of the revised estimate, Tenant's monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expenses or of the Taxes by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year's estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year's estimate(s). Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be, at Landlord's option, refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent. (b) As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Taxes for the prior calendar year.

If the estimated Expenses and/or estimated Taxes for the prior calendar year is more than the actual Expenses and/or actual Taxes, as the case may be, for the prior calendar year, Landlord shall, at Landlord's option either refund the overpayment within 30 days following the delivery of the statement or apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund, within 30 days after the delivery of the statement, any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expenses and/or estimated Taxes for the prior calendar year is less than the actual Expenses and/or actual Taxes, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year. (c) "Expenses" means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property including, but not limited to: (i) Labor costs, including wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans. (ii) Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs. Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience. (iii) The cost of services, including amounts paid to service providers and independent contractors and the rental and purchase cost of parts, suppliers, tools and equipment. (iv) Premiums and deductibles paid by Landlord for insurance, including workers compensation, causes of loss — special form, earthquake, general liability, rental loss, environmental, elevator, boiler and other insurance customarily carried from time to time by owners of comparable buildings. (v) Electrical Costs (defined below) and charges for water, gas, steam and sewer, allocable to the Common Areas of the Building but excluding those charges for which Landlord is reimbursed by tenants. "Electrical Costs" means charges paid by Landlord for electricity; costs incurred in connection with an energy management program for the Property; and, if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. Electrical Costs shall be adjusted as follows: (A) amounts received by Landlord as reimbursement for electrical consumption metered to Tenant as set forth in Section 1 I shall be deducted from Electrical Costs; (B) the cost of electricity incurred to provide overtime IIVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Costs; and (c) the cost of electricity consumed by tenants (and/or Landlord's affiliates, as a tenant) for all other tenant spaces in the Building shall be deducted from Electrical Costs. (vi) The cost of all window and other cleaning and janitorial provided to the Common Areas, snow and ice removal and security services. (vii) The cost of maintenance, repair and replacement of (A) exterior and interior plantings and landscaping and (B) Common Areas, including, without limitation, driveways and sidewalks. (viii) The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) and alterations and improvements made to the Property which are: (A) performed primarily to reduce operating expenses costs or otherwise improve the operating efficiency of the Property; or (B) required to comply with any Laws. The cost of capital improvements shall be amortized by Landlord over the useful life as determined by generally accepted accounting principals (GAAP). The amortized cost of capital improvements shall include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement. (ix) If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Property and the other buildings or properties. (x) Expenses shall not include: the cost of capital improvements (except as set forth in subsection (viii) above); depreciation; interest (except as provided in subsection (viii) above for the amortization of capital improvements); principal payments of mortgage and other non- operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Property; fines, interest and penalties incurred due to the late payment of Taxes or Expenses; costs, expenses, fines, penalties, and fees including legal and other professionals and consultants, related to, or incurred in connection with, remediation of existing pollution of the soil and groundwater at the Property including without limitation pursuant to any applicable Remedial Action Plan, and costs for imposing ELURs (as defined below); organizational expenses associated with the creation and operation of the entity which constitutes Landlord; payments, fines, liabilities, penalties, fees, costs and expenses including legal fees, costs and expenses incurred by Landlord in connection with any claims, action, lawsuit, settlement or judgment to the extent the other party prevails; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases. If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building at any time during a calendar year, Expenses shall, at

Landlord's option, be determined as if the Building has been 95% occupied and Landlord had been supplying service to 95% of the Rentable Square Footage of the Building during that calendar year. (d) Taxes Defined. "Taxes" shall mean: (i) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property's share of any real estate taxes or assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (ii) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property (provided, however, if Landlord incurs personal property taxes for property used in connection with the operation, maintenance and repair of other buildings or properties in addition to the Property, the shared personal property taxes will be equitably prorated and apportioned between the Property and the other buildings or properties) ; and (iii) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (i) and (ii), including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax. If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during the year. For all other real estate taxes, Taxes for that year shall, at Landlord's election, include either the amount accrued or assessed for the year or the amount due and payable for that year, provided that Landlord's election shall be applied consistently throughout the Term. If a change in, or abatement of, Taxes is obtained for any year of the Term during which Tenant paid Tenant's Pro Rata Share of any Taxes, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant, within thirty (30) days of such adjustment, with a refund, if any, based on the adjustment. Tenant shall pay Landlord the amount of Tenant's Pro Rata Share of any such increase in the Taxes within 30 days after Tenant's receipt of a statement from Landlord. (e) Audit Rights. Tenant may, within 90 days after receiving Landlord's statement of Expenses and Taxes, give Landlord written notice ("Review Notice") that Tenant intends to review Landlord's records of the Expenses and Taxes for that calendar year. Within ten (10) business days after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review. Tenant may inspect the records at the office of Landlord or Landlord's property manager. If Tenant retains an agent to review Landlord's records, the agent must be with a licensed CPA firm and such agent shall not be compensated based on a percentage of improper charges identified by the audit. Except as set forth below, Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit. Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (as "Objection Notice") stating in reasonable detail any objection to Landlord's statement of Expenses or Taxes for that year. If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord's statement of Expenses or Taxes and shall be barred from raising any claims regarding the Expenses or Taxes for that year based solely on the documents, provided, however, Tenant reserves its right to make a claim arising out of information that was not previously provided to its auditor so long as such information materially changes the result of the audit. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant's Objection Notice. If Landlord and Tenant determine that Expenses or Taxes for the calendar year are less than reported, Landlord shall provide Tenant at Landlord's option either a refund of the amount of overpayment within 30 days thereafter or with a credit against the next installment of Rent in the amount of any overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses or Taxes for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. The records obtained by Tenant shall be treated as confidential. In no event shall Tenant be permitted to examine Landlord's records or to dispute any statement of Expenses or Taxes unless Tenant has paid and continues to pay all Rent when due. In the event that Tenant's audit determines Landlord's statement of actual Expenses is, in the aggregate, less than reported by an amount that exceeds five percent (5%), Landlord shall reimburse Tenant for the out-of-pocket costs, expenses and fees paid by Tenant to its auditor, not to exceed $2,500.00. (f) Personal Property Taxes. Tenant shall pay for all ad valorem taxes on its personal property, and on the value of all tenant improvements to the extent the improvements exceed a building standard build-out. (g) Expenses for Indemnification. Notwithstanding anything contained in this Lease to the contrary, Landlord shall not be entitled to pass through any costs or expenses incurred by Landlord in connection with Landlord's indemnification of Tenant pursuant to this Lease, and such costs and expenses shall not be included in Rent. 6. Compliance with Laws; Use. The Premises shall be used only for the Permitted Use and for no other use whatsoever. Tenant shall not use or permit the use of the Premises for any purpose which is illegal, dangerous to persons or property or which, in Landlord's reasonable opinion, unreasonably disturbs any other tenants of the Building or interferes with the operation of the Building. Landlord represents that, on the Commencement Date, the Common Areas and Premises shall comply with all applicable Laws, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (the "ADAAG") and with all applicable Regulations of the National Board of Fire Underwriters, including compliance and with the National Fire Code Bulletins, NFPA 30 (the Flammable and Combustible Liquids Code) and NFPA 45 (the standard for Fire Protection in Laboratories using Chemicals). Tenant shall comply with all applicable Laws, including, without limitation, the ADAAG and with all applicable Regulations of the National Board of Fire Underwriters, including Compliance and with the National Fire Code Bulletins, NFPA 30 and NFPA 45, as well as all applicable zoning laws regarding the operation of Tenant's business and the use, condition, configuration and occupancy of the Premises from and after the Commencement Date. Tenant and Landlord, within 10 days after receipt, shall each provide the other with copies of any notices it receives regarding a violation of any Laws with respect to the Premises. Tenant shall comply with the rules and regulations of the Building attached as Exhibit B and such other reasonable rules and regulations adopted by Landlord from time to time. Tenant shall also cause its agents, contractors, subcontractors, employees, customers, and subtenants to comply with all rules and regulations. Landlord shall not knowingly discriminate against Tenant in Landlord's enforcement of the rules and regulations. 7. Security Deposit and Assignment of Personal Property. The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and shall be held by Landlord without liability for interest as security for the performance of Tenant's obligations. The Security Deposit is not an advance payment of Rent or a measure of Tenant's liability for damages. In lieu of all cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the "Letter of Credit") for all or a portion of the Security Deposit. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have a counter for presentment in New Haven or Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than 60 days after the Termination Date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called "evergreen clause" and be automatically renewed prior to the stated expiration date(s) until a date that is not sooner than 60 days after the Termination Date; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to pay Base Rent and/or Additional Rent when due or otherwise perform its obligations under this Lease and (iv) be otherwise on commercially reasonable terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant defaults beyond any applicable notice and cure period in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, the payment of Base Rent and Additional Rent, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required for the payment of any Base Rent and Additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default (beyond applicable notice and cure periods) in respect of any of the terms, provisions, covenants, and conditions of this Lease, including, but not limited to, any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event the bank issuing the Letter of Credit gives Landlord notice that the Letter of Credit will not be renewed (such notice being addressed and delivered to Landlord as required by this Lease) it shall be deemed to be an automatic default entitling Landlord to draw upon such bank at sight for the balance of the Letter of Credit and hold or apply the proceeds thereof in accordance with the terms of this Lease. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 60 days after the later to occur of: (1) payment by Tenant in full of all Rent and Additional Rent due and completion of any restoration required under the Lease; (2) the date Tenant surrenders possession of the Premises to Landlord in accordance with this Lease; or (3) the Termination Date. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. In the event Landlord draws upon the Letter of Credit or on funds on deposit as the Security Deposit, Tenant shall provide a new irrevocable letter of credit (on the terms set forth above) or with cash in the amount of the amount so drawn within seven (7) days after Landlord notifies Tenant of the draw or withdrawal so that at all times the total amount of Letters of Credit and/or funds in the account held by Landlord shall be equal to the aggregate Security Deposit. If Landlord transfers its interest in the Premises, Landlord may assign the Security Deposit to the transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit, provided the transferee acknowledges in writing its receipt of the Security Deposit. Tenant shall have the right to substitute cash for the Letter of Credit and vice versa, provided that it shall be for the entire amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts. 8. Services to Be Furnished by Landlord. (a) Landlord agrees to furnish Tenant with the following Building systems and services: (i) hot and cold water service for use in lavatories on each floor on which the Premises are located; (ii) domestic cold water through the base Building system; (iii) condenser-water, preconditioned and delivered through the condenser loop of the Building to supply Tenant specific heating, ventilating and air-conditioning systems serving areas other than the Laboratory Area within the Premises and the refrigeration systems within the Laboratory Area; (iv) tempered fresh air (HVAC) delivered through the base Building system; (v) drainage system for domestic water and sanitary waste at locations approved and designated by Landlord; (vi) a back-up generator providing for emergency lighting of common areas of the Building; (vii) maintenance and repair of the Premises and Property, to the extent and as described in Section 10(b); (viii) elevator service; (ix) electricity to the Premises, in accordance with and subject to the terms and conditions in Article 11 of this Lease; (x) card key access and a lock system to the Premises 24 hours a day, 7 days a week; and (xi) such other services as Landlord reasonably determines are necessary or appropriate for the Property, which may include security. Landlord's expenses incurred in maintaining, repairing and operating the Building systems and providing the foregoing services shall be Expenses payable by Tenant in accordance with the provisions of this Lease. (b) Landlord's failure to furnish, or any interruption or termination of, services or utilities due to the application of Laws, the failure of any equipment, the performance of repairs, improvements or alterations, or the occurrence of any event or cause beyond the reasonable control of Landlord (a "Service Failure") shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. In no event shall Landlord be liable to Tenant for any loss or damage, including the theft of Tenant's Property (defined in Article 16), arising out of or in connection with the failure of any security services, personnel or equipment, provided that Landlord's and/or its employee's acts, omissions or negligence did not contribute to or cause the loss or damage. (c) Notwithstanding anything contained in this Section 8 to the contrary, if a Service Failure continues for five (5) consecutive business days and such Service Failure is caused by the negligence or willful misconduct of Landlord or any of its agents, employees or contractors, then Tenant shall be entitled to an abatement of all Rent hereunder in proportion to the extent to which the interruption prevents Tenant from using the Premises for Tenant's normal purposes, with such abatement to begin on the sixth (6th) business day after such occurrence and continuing until such service has been restored to a level sufficient to permit Tenant to resume its normal business use. 9, Leasehold Improvements. All improvements to the Premises (collectively, "Leasehold Improvements") shall be owned by Landlord and shall remain upon the Premises without compensation to Tenant, except that Tenant may remove its vacuum system equipment prior to the Termination Date, provided Tenant shall repair any damage caused by the installation or removal of such vacuum system equipment. Tenant shall remove, at Tenant's expense, unless Landlord, by written notice to Tenant otherwise advises Tenant within 30 days prior to the Termination Date that Tenant shall not remove, the following: (1) Cable (defined in Section 10(a)) installed by or for the exclusive benefit of Tenant and that is located within the Premises; (2) Auxiliary Generator and/or Fuel Supply (defined in Section 10(c)) installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; and (3) any or all Leasehold Improvements that are performed by or for the benefit of Tenant and, in Landlord's reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard laboratory or office improvements (collectively referred to as "Required Removables"). Notwithstanding anything contained herein to the contrary, Landlord agrees that the Initial Alterations shall not be deemed Required Removables and may remain on the Premises at the end of the term and although Tenant shall not be required to remove any of the Initial Alterations, Tenant may remove the vacuum system equipment as provided above. Without limitation, it is agreed that Required Removables may include internal stairways, raised floors, personal baths and showers, vaults, rolling file systems, building and roof penetrations, and property and equipment (including, without limitation, laboratory related equipment) permanently affixed to the Premises or to the Building systems, and structural alterations and modification of any type. The Required Removables designated by Landlord to be removed shall be removed by Tenant before the Termination Date. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to remove any Required Removables required by Landlord to be removed or perform related repairs in a timely manner, Landlord, at Tenant's expense, may remove and dispose of such Required Removables and perform the required repairs. Tenant, within 30 days after receipt of an invoice, shall reimburse Landlord for the reasonable costs incurred by Landlord. If Landlord elects to retain any of the Required Removables, Tenant covenants that (i) such Required Removables will be surrendered in good condition, free and clear of all liens and encumbrances and (ii) if Cable is to be surrendered, it shall be left in safe condition, properly labeled at each end and in each telecommunications/electrical closet and junction box. Tenant may remove its trade fixtures, so long as such fixtures are not permanently affixed to the Building or the Building systems and not contained in or located above the ceiling, outside the demising walls, beneath the floor of the Premises or in the interior walls of the Premises. Notwithstanding the foregoing, Tenant, at the time it requests approval for the Initial Alterations or for a proposed Alteration (defined in Section 10 (c)), may request in writing that Landlord advise Tenant whether the Initial Alterations, the Alteration or any portion of the Initial Alterations or the Alteration will be designated as a Required Removable. Within ten (10) days after receipt of Tenant's request, Landlord shall advise Tenant in writing as to which portions of the Alteration, if any, will be considered to be a Required Removable.

10. Repairs and Alterations. (a) Tenant shall, at its sole cost and expense, promptly perform all maintenance and repairs to the Premises that are not Landlord's express responsibility under this Lease, and shall keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant's repair obligations include, without limitation, repairs to: (i) floor coverings; (ii) interior partitions; (iii) interior doors (including door(s) from Common Areas into the Premises); (iv) the interior side of demising walls; (v) electronic, phone and data cabling and related equipment (collectively, "Cable") that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building; (vi) any Auxiliary Generator and Fuel Supply (defined below) that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building, (vii) air conditioning units, private showers and kitchens, including hot water heaters, plumbing, and similar facilities serving Tenant exclusively; (viii) Tenant's personal property and effects, including without limitation, laboratory benches and trade equipment; (ix) Alterations performed by contractors retained by Tenant, including related HVAC balancing; (x) Tenant duct work or conduits located in chaseways and/or exhaust equipment and systems located within or exclusively serving the Premises; and (xi) all other repairs within the Premises, including, without limitation, those required to plumbing, mechanical, electrical and HVAC systems located within or exclusively serving the Premises up to and including the tie-in or point of connection to the base Building systems. All work shall be performed in accordance with the rules and procedures described in Section 10(c) below. Tenant shall provide customary cleaning and rubbish removal service to the Premises on each business day as required. If Tenant fails to make any repairs to the Premises for which Tenant is responsible hereunder for more than 15 days (or if the repair is of a nature that it can not reasonably be completed within 15 days, fails to exercise efforts to commence the repair within 15 days) after written notice from Landlord (although notice shall not be required if there is an emergency), Landlord may make the repairs, and Tenant shall pay the reasonable cost of the repairs to Landlord within 30 days after receipt of an invoice, together with an administrative charge in an amount equal to 5% of the cost of the repairs. (b) Landlord shall keep and maintain in good repair and working order and make repairs to and perform maintenance upon: (i) structural elements of the Building; (ii) the base Building Systems including the mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general but excluding those for which Tenant is responsible, such as the tie-ins or point of connection with those systems which are located within or exclusively serving the Premises; (iii) Common Areas; (iv) the roof of the Building, including the roof membrane; (v) exterior windows of the Building and common area doors; and (vi) elevators serving the Building. Landlord shall promptly make repairs (considering the nature and urgency of the repair) for which Landlord is responsible. If Landlord fails to make any repairs to the Premises for which Landlord is responsible hereunder for more than 15 days (or if the repair is of a nature that it can not reasonably be completed within 15 days, fails to exercise efforts to commence the repair within 15 days) after written notice from Tenant (although notice shall not be required if there is an emergency), Tenant may make the repairs, and Landlord shall pay the reasonable cost of the repairs to Tenant within 30 days after receipt of an invoice therefor.

(c) Tenant shall not make alterations, additions or improvements to the Premises or install any Cable or any Auxiliary Generator and/or Fuel Supply in the Premises or other portions of the Building (collectively referred to as "Alterations") without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. Plans and specifications for all Alterations shall be prepared in accordance with and not provide for any exceedance of the capacities of the Building. However, Landlord's consent shall not be required for any Alteration that satisfied all of the following criteria (a "Cosmetic Alteration"): (i) is of a cosmetic nature such as painting, wallpapering, hanging pictures and/or installing carpeting; (ii) is not visible from the exterior of the Premises or Building; (iii) will not affect the systems or structure of the Building; and (iv) does not require work to be performed inside the walls or at, above or to the ceiling of the Premises. However, even though consent is not required, the performance of Cosmetic Alterations shall be subject to all the other provisions of this Section 10(c). Prior to starting work, including, without limitation, the initial build-out, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord; names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to Building systems and to the roof and Tenant shall be required to utilize Landlord's mechanical, electrical and roofing consultants and/or contractors provided (i) the written bid is commercially reasonable and competitive with that of other consultants/contractors, or, (ii) regardless of whether or not the bid is commercially reasonable, if Landlord's mechanical, electrical and roofing consultants and/or contractors are required to be used in order to maintain Landlord's warranty on such Building systems or roof); copies of contracts; copies of necessary permits and approvals, including certificate of occupancy if applicable; evidence of contractor's and subcontractor's insurance in amounts reasonably required by Landlord; and any security for performance that is reasonably required by Landlord. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall be constructed in a good and workmanlike manner using materials of a quality that is at least equal to the quality designated by Landlord as the minimum standard for the Building. Landlord may designate reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, shall have the right to designate the time when Alterations may he performed. Except as otherwise set forth herein, Tenant shall reimburse Landlord within 30 days after receipt of an invoice for reasonable sums paid by Landlord for third party examination of Tenant's plans for non-Cosmetic Alterations. In addition, within 30 days after receipt of an invoice from Landlord, Tenant shall pay Landlord a fee for Landlord's oversight and coordination of any non-Cosmetic Alterations, other than Initial Alterations, equal to 10% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish "as-built" plans (except for Cosmetic Alterations, and Initial Alterations for which Landlord's architect shall provide the as-built plans, affidavits and lien waivers (the payment for which shall come from the Tenant Allowance)), completion affidavits, full and final waivers of lien and receipted bills covering all labor and materials. Tenant shall assure that the Alterations comply with all insurance requirements and Laws. Landlord's approval of an Alteration shall not be a representation by Landlord that the Alteration complies with applicable Laws or will be adequate for Tenant's use. Notwithstanding anything contained herein to the contrary, Tenant may, at Tenant's discretion, install and maintain, in a location that is mutually satisfactory to Landlord and Tenant, an auxiliary generator and/or fuel supply, sufficient to meet Tenant's reasonable needs ("Auxiliary Generator and Fuel Supply"). Tenant shall comply with local ordinances and the provisions of this Section

10(c) when installing such Auxiliary Generator and Fuel Supply, and Landlord shall not be entitled to any payments from Tenant with regard to same. (d) In the event Tenant elects to perform any Alteration (whether pursuant to the expansion right for the Expansion Area granted in this Lease or any request made by Tenant throughout the Term of this Lease) which would cause any one or more of the following two events to occur: (i) an exceedance of the cubic feet per minute ("cfm") for delivery of outside air to Laboratory Area beyond the cfm for delivery of outside air to Laboratory Area designated by Landlord as the minimum standard for the Building, or (ii) an exceedance of the watts per square foot ("we') of demand power beyond the wsf of demand power designated by Landlord as the minimum standard for the Building (such occurrence, a "Significant Laboratory Expansion"), then there will be an increase in the amount of annual Base Rent per rentable square foot of $6.50 over the annual Base Rent per rentable square foot payable from time to time as set forth in Section 1(d) solely with respect to the "Deemed Excess Laboratory Area," as defined below. (Calculations for the determination of any exceedance of cfm for delivery of outside air or wsf of demand power to Laboratory Area shall be made on the basis of the usable square footage of the Laboratory Area as the allowance for each designated by Landlord is on the basis of usable square footage). The Deemed Excess Laboratory Area shall be determined based upon the plans and specifications submitted by Tenant in connection with any proposed Alteration of the Premises on the basis of the greater of the exceedances, if any, of the two events used to determine the occurrence of a Significant Laboratory Expansion as follows: (i) As to an exceedance of cfm for delivery of outside air to Laboratory Area, the percentage that the cfm for all Laboratory Area exceeds the cfm specified by Landlord for Laboratory Area, shall be multiplied by the total rentable square footage of the total Laboratory Area. The product so obtained shall be the amount of the Deemed Excess Laboratory Area; and (ii) As to an exceedance of the wsf of demand power, the percentage that the wsf for demand power for all Laboratory Area exceeds the wsf for demand power specified by Landlord shall be multiplied by the total rentable square footage of the total Laboratory Area. The product so obtained shall be the amount of the Deemed Excess Laboratory Area. For example: Assume the Premises consists of 20,000 rentable square feet ("rsf'), of which 12,000 rsf is Laboratory Area. Assume further that the cfm for delivery of outside air and wsf of demand power for the Premises prior to any alteration are equal to the capacity designated by Landlord. Assume further that the significant Laboratory Expansion occurs due to Tenant converting 4,000 rsf of office space to Laboratory Area. Assuming that the total Laboratory Area exceeds the cfm for delivery of outside air by sixty percent (60%) and it exceeds the wsf for demand power by fifty percent (50%). Applying the methodology set forth above to determine the Deemed Excess Laboratory Area: (i) the cfm exceedance is 60% x 16,000 (the original 12,000 rsf of Laboratory Area, plus the additional Laboratory Area of 4,000 rsf) or 9,600 rentable square feet; and (ii) the wsf exceedance is 50% X 16,000 or 8,000 rentable square feet. Accordingly, the Deemed Excess Laboratory Area is 9,600 rentable square feet and the applicable Base Rent per rentable square feet for 9,600 rentable square feet of Deemed Excess Laboratory Area shall be increased by $6.50 per rentable square feet.

11. Utility Charges. (a) From and after the earlier to occur of the Lab Space Rent Commencement Date or the Office Space Rent Commencement Date, Tenant shall pay, as Additional Rent, the cost of all electricity, gas, water and all other utilities used or consumed at the Premises, including, without limitation, the utilities and services described in Article 5. (b) The electric, gas and water consumed and used at the Premises shall be separately metered and said costs shall be paid directly by Tenant to the utility company providing the same or if the cost is not directly payable to the utility companies supplying utilities or services, then the actual costs incurred by Landlord, net of all discounts and rebates received by Landlord in connection therewith shall be paid by Tenant to Landlord as a separate line item of Expenses. (c) All other utilities not separately metered, including, without limitation, domestic cold water provided to the Building, sewer charges and common area electric, shall be paid by Tenant as part of Expenses. Landlord may, at Landlord's discretion, cause said utilities provided to the Building to be separately metered or submetered, whereupon such utilities shall be directly paid to the utility company providing such utility, or if not payable directly to the providing utility company, paid to Landlord as a separate line item of Expenses. (d) Tenant's use of electrical service shall not exceed, either in voltage, rated capacity, or overall load, that which Landlord deems to be standard for the Building. If Tenant requests permission to consume excess electrical service, Landlord may refuse to consent or may condition consent upon conditions that Landlord reasonably elects (including, without limitation, the installation of utility service upgrades, meters, submeters, air handlers or cooling units), and the additional usage (to the extent permitted by Law), installation and maintenance costs shall be paid by Tenant. The standard capacities for the Building are as set forth in the attached Exhibit E. (e) Electrical service to the Premises may be furnished by one or more companies providing electrical generation, transmission and distribution services, and the cost of electricity may consist of several different components or separate charges for such services, such as generation, distribution and stranded cost charges. Landlord shall have the exclusive right to select any company providing electrical service to the Premises, to aggregate the electrical service for the Property and Premises with other buildings, to purchase electricity through a broker and/or buyers group and to change the providers and manner of purchasing electricity. Landlord shall be entitled to receive a fee (if permitted by Law) for the selection of utility companies and the negotiation and administration of contracts for electricity, provided that the amount of such fee shall not exceed 50% of any savings obtained by Landlord. If either the quantity or character of utility service is changed by the public utility corporation supplying such service to the Building or the Premises is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or Landlord's agents. (g) Tenant's consumption and the delivery to the Premises of heating, ventilation and air-conditioning will be separately metered as set forth in Section 11(b) above and the actual out-of-pocket costs incurred by Landlord, net of all discounts and rebates received by Landlord, in connection therewith shall be billed to Tenant through the Building management system and payable by Tenant monthly, together with Tenant's payment of Base Rent. 12. Entry by Landlord. Landlord, it agents, contractors and representatives may enter the Premises to inspect or show the Premises, to clean and make repairs, alterations or additions to the Premises, and to conduct or facilitate repairs, alterations or additions to any portion of the Building, including other tenants' premises. Except in emergencies or to provide customary Building services after 6:00 p.m. weekdays or on weekends, Landlord shall provide Tenant with reasonable prior notice of entry into the Premises, which may be given orally. If reasonably necessary for the protection and safety of Tenant and its employees, Landlord shall have the right to temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and after 6:00 p.m. weekdays or on weekends. Entry by Landlord shall not constitute constructive eviction or entitle Tenant to an abatement or reduction of Rent. Landlord agrees that it is solely responsible for the safety and conduct of its agents, contractors, invitees, visitors and representatives (and will carry appropriate insurance therefor) on the Premises and will indemnify and hold harmless Tenant from any actual, out-of-pocket claim, damage, injury, liability, judgment, loss, cost and expense, including reasonable legal fees, costs and expenses arising out of or in connection with the entry onto the Premises of Landlord, its agents, employees, contractors, invitees, visitors and representatives. The foregoing shall however, in no event, include consequential damages. Landlord shall be responsible for ensuring that the Landlord, its agents, employees, contractors, invitees, visitors and representatives do not touch, tamper with, disturb, inspect or in any way interfere with Tenant's property except in the event of an emergency without Tenant's prior consent. Notwithstanding the foregoing, in no event shall Landlord, its agents, employees, contractors, visitors, invitees and representatives tamper with, touch, disturb, inspect or in any way interfere with Tenant's work product, especially tissue material, freezers, instruments, computers and biological material; except in the event of an emergency which could lead to imminent loss of human life or significant property damage to the Premises or Building, and where no other reasonable alternative is available to Landlord. 13. Assignment and Subletting. (a) Except in connection with a Permitted Transfer (defined in Section 13(e) below), Tenant shall not assign, sublease, transfer or encumber any interest in this Lease or allow any third party to use any portion of the Premises (collectively or individually, a "Transfer") without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed if Landlord does not elect to exercise its termination rights under Section 13(b) below. Without limitation, it is agreed that Landlord's consent shall not be considered unreasonably withheld with respect to an assignment, sublease, transfer or encumbrance of this Lease if: (i) the proposed transferee's tangible net worth is not equal to or greater than Tenant's tangible net worth as of the Effective Date or as of the date of the request for the Transfer; (ii) the proposed transferee's business is not suitable for the Building; (iii) the proposed transferee is a governmental agency or other occupant of the Building; (iv) Tenant is in default beyond the expiration of any applicable grace or notice and cure periods in this Lease; or (v) any portion of the Building or Premises would likely become subject to additional or different Laws as a consequence of the proposed Transfer. No proposed sublease shall extend beyond the then current term of the Lease. Any attempted Transfer in violation of this Article shall constitute a breach of this Lease and shall, at Landlord's option, be void. Consent by Landlord to one or more Transfer(s) shall not operate as a waiver of Landlord's rights to approve any subsequent Transfer. In no event shall any Transfer or Permitted Transfer release or relieve Tenant from any obligation under this Lease. Notwithstanding anything contained herein to the contrary, provided Tenant exercises its Expansion Option in accordance with the provisions of Section 34 of the Lease, Landlord agrees to consent to Tenant's sublease of the Expansion Space to Yale University or the Yale University School of Medicine upon terms and conditions reasonably acceptable to Landlord. (b) As part of its request for Landlord's consent to a Transfer, Tenant shall provide Landlord with financial statements for the proposed transferee, except Yale University or The Yale University School of Medicine, a complete copy of the proposed assignment, sublease and other contractual documents and such other information as Landlord may reasonably request. So long as the proposed transfer is not a Permitted Transfer or previously approved as otherwise set forth herein, Landlord shall, by written notice to Tenant within 15 days of its receipt of the required information and documentation, either: (i) consent to the Transfer by the execution of a consent agreement in a form reasonably designated by Landlord or reasonably refuse to consent to the Transfer in writing; or (ii) exercise its right to terminate this Lease with respect to the portion of the Premises that Tenant is proposing to sublet or assign. If Landlord exercises its right to terminate this Lease, Landlord shall, in its notice of such exercise, give Tenant notice of the termination date and such termination shall be effective, without the necessity of any further notice to Tenant or amendment to this Lease, on the date set forth in Landlord's notice, provided, however, Tenant may, by giving notice to Landlord within ten (10) days after its receipt of Landlord's notice of termination, withdraw its request to Transfer and advise Landlord that Tenant desires to continue its tenancy in which event Landlord's termination notice shall be deemed to be void and of no further force and effect. In the event Landlord approves the Transfer (and also in the event of a Permitted Transfer under subsection (e) below), and if Tenant has provided a Letter of Credit for its Security Deposit, then Tenant shall cause the issuer to amend the Letter of Credit, as and to the extent necessary. (c) Tenant shall pay Landlord 50% of all rent and other consideration which Tenant receives as a result of a Transfer that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer. Tenant shall pay Landlord for Landlord's share of any excess within 30 days after Tenant's receipt of such excess consideration. Tenant may deduct from the excess all reasonable and customary third party expenses directly incurred by Tenant attributable to the Transfer (other than Landlord's review fee, not to exceed

$1,500.00), including brokerage fees, legal fees and construction costs provided Tenant delivers to Landlord written documentation evidencing such costs. If Tenant is in Monetary Default (defined in Section 20(a). below), Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of any payments received (less Landlord's share of any excess). (d) Except as provided below with respect to a Permitted Transfer, if Tenant is a corporation, limited liability company, partnership, or similar entity, and if the entity which owns or controls a majority of the voting shares/rights at any time changes for any reason (including but not limited to a merger, consolidation or reorganization), such change of ownership or control shall constitute a Transfer. The foregoing shall not apply so long as Tenant is an entity whose outstanding stock is listed on a recognized security exchange, or if at least 80% of its voting stock is owned by another entity, the voting stock of which is so listed. (e) Notwithstanding anything to the contrary contained herein, Tenant may sublet all or a portion of its interest under this Lease to an Affiliate (as defined below) of Tenant, or assign its entire interest under this Lease to a successor to Tenant by purchase, merger, consolidation or reorganization, or to an Affiliate Tenant, without the consent of Landlord (such assignment or subletting, a "Permitted Transfer"), provided that all of the following conditions are satisfied: (i) Tenant is not in default under this Lease; (ii) except in the case of an Affiliate of Tenant, Tenant's successor shall own all or substantially all of the assets of Tenant; (iii) Tenant's successor shall have a tangible net worth which is at least equal to the greater of Tenant's tangible net worth at the Effective Date of this Lease or Tenant's tangible net worth as of the day prior to the proposed purchase, merger, consolidation or reorganization and Tenant, if requested by Landlord, delivers to Landlord a guaranty by a parent or controlling entity of Tenant's obligations under this Lease; and (iv) Tenant shall give Landlord written notice at least 15 days prior to the effective date of the proposed sublease or assignment. Tenant's notice to Landlord shall include information and documentation showing that each of the above conditions has been satisfied including, without limitation, financial statements of Tenant and the proposed successor (which may include an annual report if such statements are not yet available). Tenant's successor shall sign a commercially reasonable form of assumption agreement. In addition to the foregoing, a Permitted Transfer, where Landlord's consent shall not be necessary, shall also include a sublease of all or any portion of the Premises or the assignment of this Lease to an affiliate or subsidiary of Tenant, provided that Tenant gives notice to Landlord of such sublease or assignment at least thirty (30) days prior to the effective date thereof. For the purpose of this Article, an "Affiliate" shall mean any entity which is controlled by, controls or is under common control with Tenant. 14. Liens. Tenant shall not permit mechanic's or other liens to be placed upon the Property, Premises or Tenant's leasehold interest in connection with any work or service done or purportedly done by or for benefit of Tenant. If a lien is so placed, Tenant shall, within 60 days of notice from Landlord of the filing of the lien, fully discharge the lien by setting the claim which resulted in the lien or by bonding or insuring over the lien in the manner prescribed by the applicable Law. If Tenant fails to discharge the lien, then, in addition to any other right or remedy of Landlord,

Landlord may bond or insure over the lien or otherwise discharge the lien. Tenant shall reimburse Landlord for any amount paid by Landlord to bond or insure over the lien or discharge the lien, including, without limitation, reasonable attorneys' fees (if and to the extent permitted by Law) within 30 days after receipt of an invoice from Landlord. 15. Indemnity and Waiver of Claims. (a) Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents (the "Landlord Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions (including violations of Law) of Tenant, and the Tenant Parties (defined below). (b) Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Parties, Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents ("Tenant Parties") harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys' fees and other professional fees (if and to the extent permitted by Law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Parties and arising out of or in connection with the acts or omissions (including violations of Law) of Landlord and the Landlord Parties. (c) Landlord and the Landlord Parties shall not be liable for, and Tenant waives, all claims for loss or damage to Tenant's business or loss, theft or damage to Tenant's Property or the property of any person claiming by, through or under Tenant resulting from: (i) wind or weather; (ii) the failure of any sprinkler, heating or air-conditioning equipment, any electric wiring or any gas, water or steam pipes; (iii) the backing up of any sewer pipe or downspout; (iv) the bursting, leaking or running of any tank, water closet, drain or other pipe; (v) water, snow or ice upon or coming through the roof, skylight, stairs, doorways, windows, walks or any other place upon or near the Building; (vi) any act or omission of any party other than Landlord or Landlord Parties; and (vii) any causes not reasonably within the control of Landlord. Tenant shall insure itself against such losses under Article 16 below. 16. Insurance. (a) Tenant shall carry and maintain the following insurance ("Tenant's Insurance"), at its sole cost and expense: (i) ISO Simplified Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00; (ii) Special Form Property/Business Interruption Insurance written at replacement cost value and with a replacement cost endorsement covering all of Tenant's trade fixtures, equipment, furniture and other personal property within the Premises

("Tenant's Property"); (iii) Workers' Compensation Insurance as required by the state in which the Premises is located and in amounts as may be required applicable statute; and (iv) Employers Liability Coverage of at least $500,000.00 per occurrence. Any company writing any of Tenant's Insurance shall be reasonably acceptable to Landlord and its Mortgagee (as defined below). All Commercial General Liability Insurance policies shall name Tenant as a named insured and Landlord (or any successor), its property manager(s), and its Mortgagee(s) (as defined in Article 27), and other designees of Landlord as their respective interests may appear, as additional insureds. All policies of Tenant's insurance shall contain certificates that the insurer(s) shall give Landlord, its Mortgagee(s) and its designees at least 30 days' advance written notice of any change, cancellation, termination or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant's Insurance prior to the earlier to occur of the Effective Date or the date Tenant is provided with possession of the Premises for any reason, and upon renewals at least 15 days prior to the expiration of the insurance coverage. Except as specifically provided to the contrary, the limits of Tenant's insurance shall not limit its liability under this Lease. (b) Landlord shall maintain, the cost of which shall be included in Expenses (i) a policy of special form insurance, on the Premises and the Building, in the amount of the full replacement value of the Building as the value may exist from time to time, excluding foundations and footings; and (ii) an ISO Simplified Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum combined single limit of $2,000,000.00. 17. Subrogation. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant (each a "Releasing Party") release each other and any party claiming by, through or under Landlord or Tenant, as the case may be, from all liability for damage to any property that is caused by or results from a risk which is actually insured against or which is required to be insured against under this Lease by the Releasing Party without regard to the negligence or other fault of the entity so released. Each party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all right of recovery by way of subrogation as required herein in connection with any injury or damage covered by the policy. 18. Casualty Damage. (a) If all or any part of the Premises is damaged by fire or other casualty, Tenant shall immediately notify Landlord in writing. During any period of time that all or a material portion of the Premises is rendered untenantable as a result of a fire or other casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Landlord shall have the right to terminate this Lease if: (i) the Building shall be damaged so that, in Landlord's reasonable judgment, substantial alteration or reconstruction of the Building shall be required (whether or not the Premises has been damaged); (ii) Landlord is not permitted by Law to rebuild the Building in substantially the same form as existed before the fire or casualty; (iii) the Premises have been materially damaged and there is less than 1 year of the Term remaining on the date of the casualty; (iv) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (v) a material uninsured loss to the Building occurs. Landlord may exercise its right to terminate this Lease by notifying Tenant in writing within 90 days after the date of the casualty. If Landlord does not terminate this Lease, Landlord shall commence and proceed with reasonable diligence to repair and restore the Building and the Leasehold Improvements (excluding any Alterations that were performed by Tenant in violation of this Lease). However, in no event shall Landlord be required to spend more than the insurance proceeds received by Landlord. Landlord shall not be liable for any loss or damage to Tenant's Property or to the business of Tenant resulting in any way from the fire or other casualty or from the repair and restoration of the damage. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Article, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease. (b) If all or any portion of the Premises shall be made untenantable by fire or other casualty, Landlord shall, with reasonable promptness, cause an architect or general contractor selected by Landlord to provide Landlord and Tenant with a written estimate of the amount of time required to substantially complete the repair and restoration of the Premises and make the Premises tenantable again, using standard working methods ("Completion Estimate"). If the Completion Estimate indicates that the Premises cannot be made tenantable within 180 days from the date the repair and restoration is started, then regardless of anything in Section 18(a) above to the contrary, either party shall have the right to terminate this Lease by giving written notice to the other of such election within 10 days after receipt of the Completion Estimate. Tenant, however, shall not have the right to terminate this Lease if the fire or casualty was caused by the gross negligence or intentional misconduct of Tenant, Tenant Parties or any of Tenant's transferees, contractors or licensees. 19. Condemnation. Either party may terminate this Lease if the whole or any material part of the Premises shall be taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a "Taking"). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would leave the remainder of the Building unsuitable for use as an office building in a manner comparable to the Building's use prior to the Taking. In order to exercise its rights to terminate the Lease, Landlord or Tenant, as the case may be, must provide written notice of termination to the other within 45 days after the terminating party first receives notice of the Taking. Any such termination shall be effective as of the date the physical taking of the Premises or the portion of the Building or Property occurs. If this Lease is not terminated, the Rentable Square Footage of the Building, the Rentable Square Footage of the Premises and Tenant's Pro Rata Share shall, if applicable, be appropriately adjusted. In addition, Rent for any portion of the Premises taken or condemned shall be abated during the unexpired Term of this Lease effective when the physical taking of the portion of the Premises occurs. All compensation awarded for a Taking, or sale proceeds, shall be the property of Landlord, any rights to receive compensation or proceeds being expressly waived by Tenant. However, Tenant may file a separate claim at its sole cost and expense for Tenant's Property and Tenant's reasonable relocation expenses, provided the filing of the claim does not diminish the award which would otherwise be receivable by Landlord.

20. Events of Default. Tenant shall be considered to be in default of this Lease upon the occurrence of any of the following events of default: (a) Tenant's failure to pay when due all or any portion of the Rent (a "Monetary Default"), provided the first 2 times within any 12 consecutive month period that such failure to pay occurs, Landlord shall give to Tenant notice of Tenant's failure to pay rent when due and Tenant shall have 5 days after any such written notice shall have been given to make such payment and only if Tenant fails to cure the default within such 5 days period after receipt of notice, shall such failure be considered a default. If Landlord has provided Tenant with 2 such notices within any 12 consecutive month period of Tenant's Monetary Default, Tenant's subsequent failure to pay Rent when due within such 12 consecutive month period shall, at Landlord's option, be an incurable event of Monetary Default by Tenant. (b) Tenant's failure to comply with any other term, provision or covenant of this Lease (which is other than a Monetary Default), if the failure is not cured within 10 days after written notice to Tenant. However, if Tenant's failure to comply cannot reasonably be cured within 10 days, Tenant shall be allowed additional time (not to exceed 60 days) as is reasonably necessary to cure the failure so long as: (i) Tenant commences to cure the failure within 10 days, and (ii) Tenant diligently pursues a course of action that will cure the failure and bring Tenant back into compliance with the Lease. However, if Tenant's failure to comply creates a hazardous condition, the failure must be cured immediately upon notice to Tenant. In addition, if Landlord provides Tenant with notice of Tenant's failure to comply with any particular term, provision or covenant of the Lease on 2 occasions during any 12 consecutive month period, Tenant's subsequent violation of such term, provision or covenant within such 12 month period shall, at Landlord's option, be an incurable event of default by Tenant. (c) Tenant becomes insolvent, makes a transfer in fraud of creditors or makes and assignment for the benefit of creditors, or admit in writing its inability to pay its debts when due. (d) The leasehold estate is taken by process or operation of Law. (e) Tenant does not take possession within 6 months of the Commencement Date of the Premises of, or abandons or vacates all or any portion of the Premises. (f) Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord, including, without limitation, any lease or agreement for parking. (g) Tenant commences a voluntary case under Title 11 Bankruptcy of the United States Code (-Title 11") as from time to time in effect, or by its authorizing, by appropriate proceedings of trustees or other governing body the commencement of such a voluntary case.

(h) Tenant files an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by failing to controvert timely the material allegations of any such petition. (i) In the event of the entry of an order for relief in any involuntary case commenced under said Title 1 I against Tenant or any guarantor. 21. Remedies. (a) Upon any default, Landlord shall have the right without notice or demand (except as provided in Article 20) to pursue any of its rights and remedies at Law or in equity, including any one or more of the following remedies: (i) Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord may, in compliance with applicable Law and without prejudice to any other right or remedy, enter upon and take possession of the Premises and expel and remove Tenant, Tenant's Property and any party occupying all or any part of the Premises. Tenant shall pay Landlord on demand the amount of all past due Rent and other losses and damages which Landlord may suffer as a result of Tenant's default, whether by Landlord's inability to relet the Premises on satisfactory terms or otherwise, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. "Cost of Reletting" shall include all costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, reasonable legal fees, brokerage commissions, the cost of alterations and the value of other commercially reasonable concession or allowance granted to a new tenant. (ii) Terminate Tenant's right to possession of the Premises and, in compliance with applicable Law, expel and remove Tenant, Tenant's Property and any parties occupying all or any part of the Premises. Landlord shall use reasonable efforts to relet all or any part of the Premises, without notice to Tenant, for a term that may be greater or less than the balance of the Term and on such conditions (which may include concessions, free rent and alterations of the Premises) and for such uses as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease unless a written notice of termination is given to Tenant. (iii) In lieu of calculating damages under Sections 21(a)(i) or 21(a)(ii) above, Landlord may elect to receive as damages the sum of (A) all Rent accrued through the date of termination of this Lease or Tenant's right to possession, and (B) an amount equal to the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (defined in Section 21(b) below) then in effect, minus the then present fair rental value of the Premises for the remainder of the Term, similarly discounted, after deducting all anticipated Costs of Reletting. (b) Unless expressly provided in this Lease, the repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under the Lease. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity. If Landlord declares Tenant to be in default, Landlord shall be entitled to receive interest on any unpaid item of Rent at a rate equal to the Prime Rate plus 4%. For purposes hereof, the "Prime Rate" shall be the per annum interest rate publicly announced as its prime or base rate by a federally insured bank selected by Landlord in the state in which the Building is located. Forbearance by Landlord to enforce one or more remedies shall not constitute a waiver of any default. (c) In the event this Lease provides for any rent concession or abatement or for any period during which Tenant is not obligated to pay Base Rent and/or Additional Rent, then the entire amount of the concession or of the abated Base Rent and Additional Rent that would otherwise have been due and payable for any such period shall become immediately due and payable upon the occurrence of a default by Tenant under this Lease which continues beyond any applicable notice and cure periods. 22. Limitation of Liability. Notwithstanding anything to the contrary contained in this Lease, the liability of Landlord (and of any successor landlord) to Tenant shall be limited to the interest of Landlord in the Property and to all proceeds derived therefrom, including, rental income, insurance proceeds, condemnation awards and proceeds of sale. Tenant shall look solely to Landlord's interest in the Property for the recovery of any judgment or award against Landlord. Neither Landlord nor any Landlord related party shall be personally liable for any judgment or deficiency. Before filing suit for an alleged default by Landlord, Tenant shall give Landlord and the Mortgagees of whom Tenant has been notified hold Mortgages (defined in Article 27 below) on the Property, Building or Premises, notice and reasonable time to cure the alleged default. 23. No Waiver. Either party's failure to declare a default immediately upon its occurrence, or delay in taking action for a default shall not constitute a waiver of the default, nor shall it constitute an estoppel. Either party's failure to enforce its rights for a default shall not constitute a waiver of its rights regarding any subsequent default. Receipt by Landlord of Tenant's keys to the Premises shall not constitute an acceptance or surrender of the Premises. 24. Quiet Enjoyment. Tenant shall, and may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant and all other covenants of Landlord shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building, and shall not be a personal covenant of Landlord or the Landlord Parties. 25. Intentionally Omitted. 26. Holding Over. If Tenant fails to surrender the entirety of the Premises at the expiration or earlier termination of this Lease, occupancy of the Premises after the termination or expiration shall be that of a tenancy at sufferance. Tenant's occupancy of the Premises during the holdover shall be subject to all the terms and provisions of this Lease and Tenant shall pay rent (on a per month basis without reduction for partial months during the holdover) at a rate equal to the sum of (i) for the first 30 days, 1.5 times and for the period following the first 30 days, 2 times the rate of Base Rent in effect immediately prior thereto plus (ii) the Additional Rent in effect immediately prior thereto until the possession of the Premises arc surrendered by Tenant and delivered to Landlord in accordance with this Article. No holdover by Tenant or payment by Tenant after the expiration or early termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. In addition to the payment of the amounts provided above, if Landlord is unable to deliver possession of the Premises to a new tenant, or to perform improvements for a new tenant, as a result of Tenant's holdover and Tenant fails to vacate the Premises within 10 days after Landlord notifies Tenant of Landlord's inability to deliver possession, or perform improvements, Tenant shall be liable to Landlord for all damages, including, without limitation, consequential damages, that Landlord suffers from the holdover. 27. Subordination to Mortgages; Estoppel Certificate. (a) This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to any mortgage(s), deed(s), trust, ground lease(s) or other liens now or subsequently arising upon the Premises, the Building or the Property and to renewals, modifications, and extensions thereof (collectively, the "Mortgages") whether or not the Mortgages shall also cover other lands and/or buildings and each and every advance made or hereafter to be made under the Mortgages. The provisions of this section shall be self-operative and no further instrument of subordination shall be required as to any Mortgage filed subsequent to the effective date hereof only if the holder of such Mortgage (a "Mortgagee") agrees in writing or the terms of the Mortgage provide that for so long as Tenant is not in default of its obligations set forth in this Lease beyond any applicable notice and cure period, the Mortgagee will not, in foreclosing against, or taking possession of the Premises or otherwise exercising its right under the Mortgage, disturb Tenant's right of possession under this Lease. In confirmation of such subordination, Tenant shall within 10 days after receipt of a request for the same, execute and deliver (provided Landlord is responsible for legal fees, costs and expenses incurred by Tenant in connection therewith, up to a maximum amount of $1,000), any instrument, in recordable form if required, that Landlord or the Mortgagee may reasonably request to evidence such subordination, and Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant.

(b) lf, at any time prior to the expiration of the Term, the Mortgagee shall become the owner of the Building as a result of foreclosure of its mortgage or conveyance of the Building, or become a mortgagee in possession of the Property or the Building, Tenant agrees, at the election and upon demand of any owner of the Property or the Building, or of the Mortgagee (including a leasehold mortgagee) in possession of the Property or the Building, to attorn from time to time to any such owner, holder or lessee upon the then executory terms and conditions of this Lease, provided that such owner, holder or lessee, as the case may be, shall then be entitled to possession of the Premises. Such successor in interest to Landlord shall not be bound by (i) any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under the Lease (and then only to the extent such security has been received by the successor in interest), or (ii) any amendment, modification or termination of this Lease made without the consent of the Mortgagee or (iii) any default by or claims against Landlord hereunder arising prior to the date such successor Landlord becomes landlord under this Lease, except for defaults that are continuing following said date; or (iv) any obligation by Landlord as lessor hereunder to perform any work or grant any concession without the Mortgagee's express assumption of such obligation to perform work or grant such concession. The foregoing provisions of this Section shall inure to the benefit of any such owner, holder or lessee, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions, although Tenant shall execute such an instrument upon the request of a Mortgagee. (c) Landlord and Tenant shall each, within 10 days after receipt of a written request from the other, execute and deliver an estoppel certificate to those parties as are reasonably requested by the other (including a Mortgagee or prospective purchaser). The estoppel certificate shall include a statement certifying that this Lease is unmodified (except as identified in the estoppel certificate) and in full force and effect, describing the dates to which Rent and other charges have been paid, representing that, to such party's actual knowledge, there is no default (or stating the nature of the alleged default) and indicating other matters with respect to the Lease that may reasonably be requested. 28. Attorney's Fees. If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Lease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorney's fees. 29. Notice. If a demand, request, approval, consent or notice (collectively referred to as a -notice") shall or may be given to either party by the other, the notice shall be in writing and delivered by hand or sent by registered or certified mail with return receipt requested, or sent by overnight or same day courier service at the party's respective Notice Address(es) set forth in Article 1, except that if Tenant has vacated the Premises (or if the Notice Address for Tenant is other than the Premises, and Tenant has vacated such address) without providing Landlord a new Notice Address, Landlord may serve notice in any manner described in this Article or in any other manner permitted by Law. Each notice shall be deemed to have been received or given on the earlier of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or the other Notice Address of Tenant without providing a new Notice Address, three (3) days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address by giving the other party written notice of the new address in the manner described in this Article. 30. Excepted Rights. This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or chaseways or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises, (5) the improvements and air rights about the Premises, (6) the improvements and air rights outside the demising walls of the Premises, and (7) the areas within the Premises used for the installation of utility lines and other installations serving occupants of the Building. Notwithstanding the above, Tenant shall have access to the roof for the installation and maintenance of Tenant's Auxiliary Generator and Fuel Supply upon the terms and conditions set forth in Section 10(c) of this Lease. Landlord has the right to change the Building's name or address. Landlord also has the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially reduce the size of the Premises, Tenant's access to the Premises, materially increase Tenant's obligations (monetary or otherwise), or affect Tenant's ability to use the Premises for the Permitted Use. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord's employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction but shall entitle Tenant to an abatement of Rent from and after the fifth consecutive day of such closure until such time as the Landlord opens the Building again. 31. Surrender of Premises. At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall remove Tenant's Property from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear excepted. Tenant shall also be required to remove the Required Removables in accordance with Article 9. If Tenant fails to remove any of Tenant's Property within 2 days after the termination of this Lease or of Tenant's right to possession, Landlord, at Tenant's sole cost and expense, shall be entitled (but not obligated) to remove and store Tenant's Property. Landlord shall not be responsible for the value. preservation or safekeeping of Tenant's Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred for Tenant's Property. In addition, if Tenant fails to remove Tenant's Property from the Premises or storage, as the case may be, within 30 days after written notice, Landlord may deem all or any part of Tenant's Property to be abandoned, and title to Tenant's Property shall be deemed to be immediately vested in Landlord. 32. Environmental Compliance. (a) Tenant hereby covenants to Landlord that Tenant shall (i) comply with all Laws applicable to the discharge, generation, manufacturing, removal, transportation, treatment, storage, disposal and handling of Hazardous Substances (as defined below) as apply to the activities of Tenant and Tenant Parties at the Property; (ii) not store in the Premises Hazardous Substances in a quantity that increases Landlord's insurance premiums or exceeds Tenant's pro rata share of the 100% limit of the "exempt amount" of "high hazard materials" (each as defined in the Boca National Building Code, the "NBC") permitted for the Control Area(s) in which the Premises is located to avoid classification of the Building in Use Group H, High Hazard occupancy, by the criteria of the NBC as the same may now or hereafter be modified by any variance obtained by Tenant (the definition of the Control Area and method of determining Tenant's pro-rata share is set forth below), (iii) promptly remove any waste, surplus or out of specification Hazardous Substances generated by Tenant or Tenant Parties from the Premises in accordance with all applicable Laws and orders of governmental authorities having jurisdiction, (iv) pay or cause to be paid all costs associated with such removal of Hazardous Substances generated by Tenant or Tenant Parties including remediation and restoration of the Property; (v) if required by Laws applicable to the activities of Tenant and Tenant Parties at the Premises prior to the expiration or termination of this Lease, close all hazardous waste storage areas, if any, regulated by the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq., and decommission and close all facilities regulated by the Nuclear Regulatory Commission (or delegated state) if applicable to the activities of Tenant and Tenant Parties at the Premises so as to render the Premises and the Building suitable for Unrestricted Use within the meaning of Subpart E of 10 CFR 20 (and the foregoing obligations shall only apply if Tenant's use of the Premises is subject to the foregoing Laws); (vi) keep the Property free of any lien imposed pursuant to any applicable Laws in connection with the existence of Hazardous Substances in or on the Property; (vii) not install or permit to be installed during the Lease Term in the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (viii) not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Tenant, Tenant Parties or occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, discharging, emptying or dumping (collectively, a "Release") of any Hazardous Substances onto or from the Premises, the Building or the Property except in compliance with applicable Laws; (ix) provide to Landlord, promptly following request, Material Safety Data Sheet(s) and other pertinent information regarding Hazardous Substances brought into or used by Tenant or the Tenant Parties at any time at the Property; (x) give all notifications and prepare all reports required by Laws with respect to Hazardous Substances existing on, or required in connection with a Release at, the Premises and, promptly upon request, shall give copies of all such notifications and reports to Landlord; (xi) if Tenant, Tenant Parties or any occupant of the Premises permitted a Release of Hazardous Substances to occur in violation of applicable Laws, pay, as Additional Rent, for periodic environmental monitoring by Landlord as well as subsurface testing of the Property; and (xii) promptly notify Landlord in writing of any summons, citation, directive, notice, letter or other written communication of any claim or threat of claim made by any 11-1219), I 67239.073 29 third party relating to the presence or Release of any Hazardous Substances in, on or from the Premises in violation of applicable Laws. Tenant further covenants and agrees (A) that all waste water discharged from the Premises shall not damage the Building's plumbing and discharge facilities and systems; (B) it shall collect all chemicals, biological waste and Hazardous Materials and Wastes into appropriate hazardous waste storage receptacles and discard the same in accordance with applicable Environmental Laws and shall not dispose of the same through the Building's plumbing system; and (C) to comply with Tenant's internal guidelines, protocols and procedures governing the operation of microbiological and/or biomedical laboratories (if any) within the Premises. For purposes of subsection (ii) above: The term "Control Area" means one of the areas on the floor of the Building on which the Premises are located which are separated from each other and from adjoining floors by a one-hour fire wall and ceilings or floors, as applicable; and Tenant's pro-rata share of the Control Area for each floor shall be determined on the basis of a fraction, the numerator of which is the rentable square footage of the Premises located on the applicable floor of the Building that is a Control Area and the denominator of which is the rentable square footage of the Control Area(s) available for such floor. Tenant's obligations under this Article shall survive termination of the Lease. (b) Landlord acknowledges that the Property is an Establishment under Connecticut General Statutes Section 22a-134 et seq. (the "Transfer Act"). A Form III (as defined in the Transfer Act) was filed with the Connecticut Department of Environmental Protection by the prior owner in connection with the sale of the Property to Landlord, and such prior owner was the Certifying Party (as defined in the Transfer Act) pursuant to such Form III filing. (c) Tenant agrees that, if Tenant is obligated to close any hazardous waste storage area, if such closure has not been fully completed as of the Termination Date, that Tenant shall, in connection therewith, and as security for Tenant's obligation, on Landlord's request deposit with Landlord a reasonable sum, not to exceed $40,000.00, which Landlord shall be entitled to continue to hold as security for the proper and lawful closure of such hazardous waste storage area (the "Closure Obligation"). In lieu of cash, Tenant may provide Landlord with an unconditional, irrevocable, assignable letter of credit, (the "Letter of Credit") for all or a portion of such amount. In the event Tenant furnishes the Letter of Credit, the Letter of Credit shall be on the following terms and conditions: (i) issued by a commercial bank acceptable to Landlord, which bank must have an office in Hartford, Connecticut; (ii) having a term which shall have an expiration date not sooner than the date which is five (5) years from the Termination Date or sooner termination date, however, if the Letter of Credit has an earlier expiration date, it shall contain a so-called "evergreen clause"; (iii) available for negotiation by draft(s) at sight accompanied by a statement signed by Landlord stating that the amount of the draw represents funds due to Landlord (or its successors and assigns) due to the failure of Tenant to perform its Closure Obligation or (iv) be otherwise on terms and conditions reasonably satisfactory to Landlord. It is agreed that in the event Tenant fails to perform its Closure Obligation, Landlord may draw upon the Letter of Credit or upon the funds held on account as the Security Deposit to the extent required to perform the same. In the event that 1 enant shall fully and faithfully perform its Closure Obligation (as shall be evidenced by a sign-off or other definitive communication from applicable governmental authorities) and all of its other obligations under this Lease, the Letter of Credit and/or funds on deposit with Landlord shall be returned to Tenant. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the Letter of Credit or any funds on deposit and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. The foregoing right of Landlord to require that Tenant deposit such security is in addition to, and not in lieu of, the rights and remedies otherwise available to Landlord under this Lease. (d) Landlord may in the future enter into an Environmental Land Use Restriction as defined in Section 22a-133n of the Connecticut General Statutes ("ELUR"), in substantially the form attached hereto as Exhibit E, in connection with the investigation and/or remediation of the environmental condition of the Property referenced in the Summary of Environmental Investigations and Remedial Action Plan prepared by ALTA Environmental Corporation, dated February 29, 2008 (the "Environmental Report"). The ELUR shall be filed on the land records in the town that the Property is located and shall restrict the use of the Property in the manner as set forth in the ELUR. Landlord shall, on request of Tenant, make a copy of the ELUR available to Tenant. Tenant hereby agrees, at Landlord's request from time to time, to execute and deliver one or more subordination agreements, in form and content as prescribed by the laws and regulations governing the ELUR, to subordinate this Lease to the ELUR. Landlord may modify the language of the ELUR, and Tenant shall not withhold its subordination of such modified ELUR, provided, that such modified ELUR does not diminish or affect Tenant's rights or increase Tenant's liability or obligations under the Lease, or interfere with Tenant's use and occupancy of, or access to the Premises. Failure of Tenant to execute and deliver such subordination agreement(s) within 10 days after Landlord's request shall constitute a default under this Lease. (e) The term "Hazardous Substances" means any hazardous, toxic or regulated materials, pollutants, chemicals or contaminants as defined, determined or identified as such in any Laws, whether a waste or not, including, without limitation, asbestos, asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, and petroleum products. (f) As of the Effective Date, to Landlord's knowledge and belief, the Property is in material compliance with all environmental laws, rules and regulations, except as set forth in the Environmental Report, and Landlord has received no notice of any violations of any environmental laws, rules or regulations at the Property. (g) Tenant hereby agrees to defend, indemnify and hold harmless Landlord, its employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of the acts or omissions of Tenant and the Tenant Parties at the Premises which are prohibited under Article 32(a). Tenant shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Article shall survive termination of this Lease. (h) Landlord hereby agrees to defend, indemnify and hold harmless Tenant and its directors, officers, shareholders, employees, agents, contractors, subcontractors, licensees, invitees, successors, and assigns, from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by such indemnified parties as a result of or in connection with the presence at or removal of Hazardous Substances from the Property which were introduced onto the Property prior to the Effective Date of the Lease, or by Landlord or the Landlord Parties. Landlord shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against such indemnified parties, shall hold such indemnified parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article 32. The provisions of this Section shall survive termination of this Lease. 33. Miscellaneous. (a) This Lease and the rights and obligations of the parties shall be interpreted, construed and enforced in accordance with the Laws of the State of Connecticut and Landlord and "Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state. If any term or provision of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by Law. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of the Lease. (b) Tenant shall not record this Lease without Landlord's prior written consent. Landlord agrees, at Tenant's request, to execute and deliver to Tenant a Notice of Lease in the form authorized by Law, which Tenant may record at Tenant's expense. (c) Landlord and Tenant hereby waive any right to trial by jury in any proceeding based upon a breach of this Lease. (d) Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant, the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, labor disputes, acts of God, shortages of labor or materials, unusual delay in deliveries of materials, war, civil disturbances, fire, unavoidable casualties, and other causes beyond the reasonable control of the performing party ("Force Majeure"). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.

(e) Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and/or Property referred to herein, and upon such transfer, and such transferee's written agreement to be bound by the terms of this Lease and assume Landlord's obligations hereunder from and after the date of such transfer, Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations. (t) Tenant represents that it has not dealt with any broker in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Parties harmless from all claims of any brokers claiming to have represented Tenant in connection with this Lease. Landlord agrees to indemnify and hold Tenant and the Tenant Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. (g) Tenant covenants, warrants and represents that: (i) each individual executing, attesting and/or delivering this Lease on behalf of Tenant is authorized to do so on behalf of Tenant; (ii) this Lease is binding upon Tenant; and (iii) Tenant is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Tenant, or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them. (h) Landlord covenants, warrants and represents that: (i) each individual executing, attesting and/or delivering this Lease on behalf of Landlord is authorized to do so on behalf of Landlord; (ii) this Lease is binding upon Landlord; and (iii) Landlord is duly organized and legally existing in the state of its organization and is qualified to do business in the state in which the Premises are located. If there is more than one Landlord, or if Landlord is comprised of more than one party or entity, the obligations imposed upon Landlord shall be joint and several obligations of all the parties and entities. Notices, payments and agreements given or made by, with or to any one person or entity shall be deemed to have been given or made by, with and to all of them. (i) Time is of the essence with respect to Tenant's exercise of any expansion, renewal or extension rights granted to Tenant. This Lease shall create only the relationship of landlord and tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns. (j) The expiration of the Term, whether by lapse of time or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or early termination of this Lease and the terms and provisions of this Lease, to the extent relevant, shall continue to govern and apply to the relationship of Landlord and Tenant.

(k) Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery of it does not constitute an offer to Tenant or an option. This Lease shall not be effective against any party hereto fully executed counterparts of the Lease have been delivered to the parties hereto. (1) All understandings and agreements previously made between the parties are superseded by this Lease, and neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by Landlord and Tenant. (m) Tenant shall, within 15 days after written request of Landlord, deliver to Landlord a copy of its audited financial statement and, within 15 days after Landlord's written request, such other financial information as Landlord may reasonably request. Upon written request by Tenant, Landlord shall enter into a commercially reasonable confidentiality agreement, in form and substance acceptable to both Landlord and Tenant, covering any confidential information that is disclosed by Tenant. (n) Tenant shall be entitled to 24 hour, seven day a week access to the Premises and shall obtain said access by means of a key card or other similar means to be provided by Landlord to afford access to the Building. (o) Landlord shall provide Tenant, at Tenant's sole cost and expense, a listing on a building directory in the lobby and with two signs: one next to Tenant's entry door and another wall sign directing visitors to the Tenant's Premises. 34. Option to Expand. (a) Subject to the rights of existing tenant(s) whose lease(s) pre-date this Lease, and so long as Tenant is not in default beyond the expiration of any applicable notice and cure period on the date Tenant delivers Tenant's Expansion Notice (as hereinafter defined) or at any time thereafter through the commencement date of the Expansion Premises (as hereinafter defined), Tenant shall have a one-time right of first offer (the "Expansion Option") to lease all or part of the following available space adjacent to the Premises: (i) approximately 672 rentable square feet of space known as the "PWC Space", and (ii) approximately 3,835 rentable square feet of space known as the "Cure Space" (that portion of the PWC Space and/or the Cure Space that Tenant elects to lease shall be known as the "Expansion Premises"), from and after September 1, 2009 through the remainder of the initial Term of the Lease and any Extension Term of the Lease, at the rent and upon the other terms set forth below. The PWC Space and the Cure Space are depicted in Exhibit D attached hereto. Tenant shall exercise the Expansion Option by delivering notice to Landlord ("Tenant's Expansion Notice") exercising the Expansion Option during the period from August 15, 2009 to August 31, 2009. Tenant shall accept the Expansion Premises in its "as-is" condition, subject to the Substantial Completion of the Initial Alterations to the Expansion Premises as set forth in Section 34(b) below. Tenant shall, promptly following request by Landlord, execute and deliver a statement confirming that the Expansion Option has been waived (provided that failure to deliver said statement shall not be construed to mean that Tenant has properly exercised the Expansion Option). (b) If Tenant does timely and properly exercise the Expansion Option, Tenant shall perform Initial Alterations of the Expansion Premises in accordance with the procedures set forth in the Work Letter attached hereto as Exhibit C, provided that the Tenant Allowance for the Expansion Premises shall be $14.47 per rentable square foot. Tenant shall promptly commence Initial Alterations of the Expansion Premises and diligently pursue to completion. From and after the date of Substantial Completion of the Initial Alterations of the Expansion Premises, the Expansion Premises shall be deemed part of the Premises, and Tenant shall commence paying Base Rent and Additional Rent on the Expansion Premises. Promptly following the date of Substantial Completion of the Expansion Premises, Landlord and Tenant shall enter into a certificate that confirms the date of Substantial Completion, the amount of space in the Expansion Premises, the revised amount of Base Rent for the Premises and monthly installments, the revised Tenant's Pro- Rata Share, and any other similar items that cannot be determined until said date. (c) The Base Rent for the Expansion Premises shall be the same as for the original Premises as set forth in Section 1(d) (i.e., $24.88 psf from the rent commencement date of the Expansion Premises through the end of Lease Year 1, increasing to $25.21 psf for Lease Year 2, and then increasing to $25.54 for Lease Year 3). (d) The Expansion Option shall automatically terminate upon the earlier to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant's right to possession of the Premises, or (iii) the failure of Tenant to timely exercise any right to lease space under its Expansion Option. 35. Renewal. (a) Provided that Tenant is not in default under the Lease beyond the expiration of applicable notice and cure periods on the date Tenant delivers Tenant's Renewal Notice (as hereinafter defined) or at any time thereafter through the commencement date of a Renewal Term (as hereinafter defined), Tenant shall have two options (each, a "Renewal Option") to renew the Lease for a period of three years each (each such term a "Renewal Term") at the rent and upon the other terms set forth below. Tenant shall exercise the Renewal Option by delivering notice to Landlord ("Tenant's Renewal Notice") no later than 270 days prior to the end of the initial Lease Term, or the first Renewal Term, as applicable. Time shall be of the essence with respect to Tenant's exercise of the Renewal Option and delivery of Tenant's Renewal Notice. In the event that Tenant shall fail to deliver Tenant's Renewal Notice in accordance with the provisions hereof, Tenant shall be deemed to have forever waived its right to exercise the Renewal Option and Tenant shall, promptly following request by Landlord, execute and deliver a statement confirming that the Renewal Option has been waived (provided that failure to deliver said statement shall not be construed to mean that Tenant has properly exercised the Renewal Option). (b) Upon Landlord's receipt of Tenant's Renewal Notice in accordance with the requirements of this Section, the Lease, subject to the provisions of this Section, shall be automatically extended for such Renewal Term with the same force and effect as if the Renewal Term had been originally included in the term of the Lease, except that the Base Rent under the Lease shall be at the rates that follow, multiplied by the number of rentable square feet of the Premises (which may include space leased pursuant to the Expansion Option, if it was exercised by Tenant) to be renewed: Period Rent per RSF First Renewal Term Lease Year 4 $25.54 Lease Year 5 $25.88 Lease Year 6 $26.22 Second Renewal Term Lease Year 7 $26.22 Lease Year 8 $26.58 Lease Year 9 $26.93 (c) The Renewal Options shall automatically terminate and become null, void and of no force and effect upon the earlier to occur of (1) the expiration or termination of the Lease by Landlord or pursuant to law, (2) the termination or surrender of Tenant's right to possession of the Premises, (3) the sublease by Tenant of the Premises or any part thereof, or (4) the failure of Tenant to timely and properly exercise any Renewal Option. Notwithstanding the above, Tenant's initial sublease of the Expansion Space (as contemplated in Section 13(a)) shall not act to terminate T'enant's Renewal Option as set forth herein. 36. Entire Agreement. This Lease and the following exhibits and attachments constitute the entire agreement between the parties and supersede all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents: Exhibit A (Legal Description of Property), Exhibit A-1 (Outline and Location of Premises on the Commencement Date), Exhibit A-2 (Outline and Location of the Lab Space and Office Space), Exhibit B (Rules and Regulations), Exhibit C (Work Letter Agreement), Exhibit D (PWC Space and Cure Space), and Exhibit E (Environmental Land Use Restriction). (Remainder of page intentionally blank, signature page to follow).

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Agreement as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
			Name:	Carter J. Winstanley
			Title:	Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Michael Schmertzler
	Name:	Michael Schmertzler
	Title:	CEO

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EXHIBIT A LEGAL DESCRIPTION OF PROPERTY LEGAL DESCRIPTION All that certain piece or parcel of land, with the buildings and improvements thereon, shown as Parcel 1 on a survey entitled "Division of Land The Southern New England Telephone Company York, George, College Streets & North Frontage Road New Haven, Connecticut, Sheet No. 2 of 2", Dated 7/09/96, revised 8/06/96, Scale 1"=40', by Fuss & O'Neill, Inc., Consulting Engineers, which survey was filed in the Office of the New Haven Town Clerk on October 18, 1996. Said Parcel 1 is more particularly described as follows: Beginning at a point marking the northeast corner of Parcel 1; Thence running S 60° 26' 10" E along George Street, 63.97 feet; Thence running S 60° 50' 20" E along George Street, to a concrete monument 269.61 feet; Thence running along a curve to the right having a radius of 28.00' along the intersection of George Street and College Street, a distance of 44.09 feet; Thence running S 29° 22' 54" W along College Street, 202.68 feet; Thence running along a curve to the right having a radius of 37.00' along the intersection of College street and North Frontage Road, a distance of 61.79 feet; Thence running along a curve to the left having a radius of 3984.72' along North Frontage Road, a distance of 322.45 feet; Thence turning and running N 29° 33' 38" E along Parcel 2 as shown on said map, 247.73 feet to the point and place of beginning. Together with all easements and rights set forth in Quit Claim Deed from The Southern New England Telephone Company to 300 George Street LLC dated October 1, 1996, recorded October 18, 1996 in Volume 5058, Page 150 at 2:27 p.m. of the New Haven Land Records.

EXHIBIT A-1 OUTLINE AND LOCATION OF PREMISES

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EXHIBIT A-2 OUTLINE AND LOCATION OF THE LAB SPACE AND OFFICE SPACE

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EXHIBIT B BUILDING RULES AND REGULATIONS The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking garage (if any), the Property and the appurtenances. Capitalized terms have the same meaning as defined in the Lease. 1. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in Common Areas or elsewhere about the Building or Property. Plumbing fixtures and appliances shall be used only for the purpose for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances. Damage resulting to fixtures or appliances by Tenant, its agents, employees or agents, shall be paid for by Tenant, and Landlord shall not be responsible for the damage. 3. No signs, advertisements or notices shall be painted or affixed to windows, doors or other party of the Building, except those of such color, size, style and in such places as are first approved in writing by Landlord. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant's cost and expense, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel. Landlord shall provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants, as well as signage at the entrance to its Premises and no other directory shall be permitted unless previously consented to by Landlord in writing. 5 Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord's prior written consent and Landlord shall have the right to retain at all times and to use keys to all locks within and into the Premises. A reasonable number of keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant's cost, and Tenant shall not make any duplicate keys. All keys shall be returned to Landlord at the expiration or early termination of this Lease. 6. All contractors, contractor's representatives and installation technicians performing work in the Building shall be subject to Landlord's prior approval, not to be unreasonably withheld and shall be required to comply with Landlord's standard rules, regulations, policies and procedures, which may be revised from time to time.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be restricted to reasonable hours designated by Landlord. Tenant shall obtain Landlord's prior approval by providing a detailed listing of the activity. If approved by Landlord, the activity shall be under the supervision of Landlord and performed in the manner required by Landlord. Tenant shall assume all risk for damage to articles moved and injury to any persons resulting activity. If equipment, property, or personnel of Landlord or of any other party is damaged or injured as a result of or in connection with the activity, Tenant shall be solely liable for any resulting damage or loss. If building personnel are on-site during the move outside of normal business hours, Tenant shall reimburse Landlord for 1.25 times the costs incurred. 8. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises. Damage to the Building by the installation, maintenance, operation, existence or removal of the property of Tenant shall be repaired at Tenant's sole expense. 9. Corridor doors, when not in use, shall be kept closed. 10. Tenant shall not: (1) make or permit any improper, objectionable or unpleasant noises or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (2) solicit business or distribute, or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (3) conduct or permit other activities in the Building that might, in Landlord's sole opinion, constitute a nuisance. 1 1. No animals, except those assisting handicapped persons or those necessary for the conduct of Tenant's business, shall be brought into the Building or kept in or about the Premises. 12. Tenant shall not use, or permit any part of the Premises to be used, for lodging, sleeping or for any illegal purpose. 13. Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electronic or gas heating devices, without Landlord's prior written consent. Tenant shall not use more than its proportionate share of telephone lines and other telecommunication facilities available to service the Building. 14. Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods).

15. Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas designated by Landlord. 16. Landlord may from time to time adopt systems and procedures for the security and safety of the Building, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord's systems and procedures. 17. Landlord shall have the right to prohibit the use of the name of the Building or any other publicity by Tenant that in Landlord's sole opinion may impair the reputation of the Building or its desirability. Upon written notice from Landlord, Tenant shall refrain from and discontinue such publicity immediately. 18. Tenant shall not canvas, solicit or peddle in or about the Building or the Property. 19. Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Premises or in Common Areas, unless the Common Areas have been declared a designated smoking area by Landlord. Landlord shall have the right to designate the entirety of the Building (including the Premises) as a non-smoking building. 20. Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Landlord shall provide existing Building standard blinds on the exterior windows of the Premises. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun. 21. Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice. 22. The work of cleaning personnel in the common areas shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant will comply with the Building's recycling policies.

EXHIBIT C WORK LETTER I. INITIAL ALTERATIONS AND ALLOWANCE. A. Tenant, following the full and final execution and delivery of this Lease and all prepaid rental and security deposits required hereunder shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Initial Alterations may not be performed in the Premises unless and until Tenant has complied with all of the terms and conditions of the provisions of this Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations. The plans and drawings prepared by Murdock Young Architects dated November 24, 2008 (the "Layout Plan") are hereby deemed approved by Landlord, with the exception of the location of the door to the Premises, which door shall be relocated to its original position. Tenant shall cause to be prepared complete construction drawings, plans and specifications for the Initial Alterations based on the Layout Plan, in form and substance suitable and adequate for submission, if necessary, to the appropriate government authority(ies) for approval and in a form reasonably satisfactory to Landlord, and which shall be submitted to Landlord for its review and approval. Tenant shall be responsible for all elements of the design of Tenant's drawings, plans and specifications relating to functionality of design, compliance with Laws, the structural integrity of the design, the configuration of the Premises and the placement of Tenant's furniture, appliances and equipment. Landlord's approval of Tenant's plans and specifications shall in no event relieve Tenant and its architect and engineer of the responsibility for such design. All plans and specifications shall be prepared in accordance with all applicable Laws and the capacities of the Building allocated to the Premises and not exceed those capacities unless Tenant agrees to pay for any necessary costs to increase such capacities. The completed construction drawings, plans and specifications, as approved by Landlord and Tenant, are sometimes referred to herein as "Tenant Improvement Plans". B. Landlord shall permit Tenant to deviate from the Building standards for the Initial Alterations; provided that (1) the deviations shall not be of a lesser quality than the standards; (2) the deviations conform to applicable governmental regulations; (3) the deviations do not require base Building services or systems beyond that reasonably allocated to the Premises by Landlord and do not overload the floors; (4) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of Landlord for the Building; and (5) the cost associated with any deviation shall be included within the cost of the Initial Alterations. C. "Tenant shall, if necessary, submit Tenant Improvement Plans to the appropriate governmental authority(ies) for approval and the issuance of necessary building and other permits (the "Permits"). Tenant shall cause to be made any changes in the plans and specifications necessary to obtain the Permits. After the final approval of Tenant Improvement Plans, no further changes to Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant (which approval shall not be unreasonably withheld or delayed), which shall include agreement by Tenant to pay costs in excess of the Tenant Allowance (as defined below) resulting from the design and/or construction of such changes. D. Landlord shall provide approval or return the Tenant Improvement Plans with comments within five (5) business days of Tenant's request for same (and such deadline shall apply to all requests for approval pursuant to Section LA and Section I.0 above). If Landlord fails to respond within such five (5) day time period, Landlord's failure to so respond shall be deemed approval. E. Landlord shall not be expected nor required to obtain any permits or approvals relating to (1) any back-up generator or other personal property and equipment installed on Tenant's behalf and (2) Tenant's use of and operations of its business in the Premises. Tenant shall be solely responsible for obtaining, at its sole cost and expense, all permits and approvals necessary or appropriate for the conduct of its business, operation of its property and equipment and use of the Premises. Tenant shall, through its contractor, obtain Permit(s) for the construction of the Initial Alterations and any temporary and/or permanent certificate(s) of occupancy issued pursuant to such validly obtained Permits upon completion of the Initial Alterations. Landlord agrees to reasonably cooperate with and assist Tenant in obtaining the Permit(s) and Certificates of Occupancy. Tenant's failure to obtain such Permit(s) and/or Certificates of Occupancy shall not cause a delay in the Tenant's obligation to pay Rent or any other obligations set forth in the Lease, unless such failure is due to the negligent act or omission of, default of, failure to cooperate by, or existing problems with the Building that are the fault of, Landlord or its agents, contractors, employees, invitees or visitors. II. CONSTRUCTION OF INITIAL ALTERATIONS. A. Tenant shall enter into a construction contract with its contractor for the construction of the Initial Alterations in accordance with Tenant Improvement Plans. The identity of the contractor selected by Tenant shall be approved in advance by Landlord, which approval shall not be unreasonably withheld or delayed. Tenant shall use only new, first-class materials in the Initial Alterations, except where explicitly shown in the Tenant Improvement Plans. All Initial Alterations shall be performed in a good and workmanlike manner. The cost of such work shall be paid as provided in Section III hereof. Landlord shall not be liable for any direct or indirect costs, expenses or damages as a result of delays in construction caused by Tenant Delays (as defined below) or Force Majeure. B. Tenant's contractor shall carry (i) Comprehensive General Liability Insurance (including Contractors' Protective Liability) in an amount not less than $3,000,000.00 per occurrence combined single limit , which insurance shall also provide for explosion and collapse, completed operations coverage and broad form blanket contractual liability coverage, and (ii) "All-risk" builder's risk insurance upon the entire Initial Alterations to the full insurable value thereof, which shall include the interest of Landlord and Tenant (and their respective contractors and subcontractors of any tier to the extent of any insurable interest therein) in the Initial Alterations and shall insure against the perils of fire and extended coverage and shall include "all-risk" builder's risk insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief. Any loss insured under said "all-risk" builder's risk insurance is to be adjusted with Landlord and Tenant and made payable to Landlord, as trustee for the insureds, as their interests may appear. All such policies of insurance shall name Landlord as an additional insured, and Tenant shall provide a certificate of insurance evidencing the foregoing coverage prior to commencement of the Initial Alterations. C. Without limitation of the indemnification provisions contained in the Lease, to the fullest extent permitted by law Tenant agrees to indemnify, protect, defend and hold harmless Landlord; the parties listed, or required by, the Lease to be named as additional insureds; Landlord's contractors; and Landlord's architects; and their respective beneficiaries, partners, directors, officers, employees and agents, from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the acts, omissions or negligence of Tenant, Tenant's contractors, employees, agents, architects, invitees and visitors in connection with the Initial Alterations (except if arising out of or in connection with (i) latent defects in the Building or Premises or (ii) the acts, omissions or negligence of Landlord, the parties listed, or required by, the Lease to be named additional insureds, Landlord's contractors, employees, agents, architects, visitors and invitees) or the entry of Tenant or Tenant's contractors into the Premises, including, without limitation, mechanic's liens, the cost of any repairs to the Premises necessitated by activities of Tenant or Tenant's contractors, bodily injury to persons or damage to the property of Tenant, its employees, agents, invitees, licensees or others. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease. D. Tenant and Tenant's contractors shall take all precautionary steps to minimize dust, noise and construction traffic, and to protect their facilities and the facilities of others affected by the Initial Alterations and to properly police same. Construction equipment and materials are to be kept within the Premises and delivery and loading of equipment and materials shall be done at such locations and at such time as Landlord shall direct so as not to burden the construction or operation of the Building. If and as required by Landlord, the Premises shall be sealed off from the balance of the other tenant space on the floor containing the Premises so as to minimize the disbursement of dirt, debris and noise. Tenant and Tenant's contractors shall perform standard work on the Initial Alterations between the hours of 7:00 a.m. and 6:00 p.m. Monday through Saturday ("Working Hours"), provided, however, that any work which shall be considered, in Landlord's reasonable discretion, to cause excessive noise and/or vibration shall he performed before or after Working Hours. E. Landlord shall have the right to order Tenant or any of Tenant's contractors who, after written notice and a reasonable opportunity to cure such violation, continue to violate the requirements contained in this Work Letter and imposed on Tenant or Tenant's contractors in performing the Initial Alterations, to cease work and remove its equipment and employees from the Building. No such action by Landlord shall delay Tenant's obligation to pay Rent or any other obligations therein set forth.

F. Utility costs or charges for any service (including HVAC, hoisting or freight elevator and the like) to the Premises shall be the responsibility of Tenant from the date Tenant is obligated to commence or commences the Initial Alterations and shall be paid for by Tenant at Landlord's standard rates then in effect. Tenant shall apply and pay for all utility meters required. Tenant shall pay for all support services provided by Landlord's contractors at Tenant's request or at Landlord's discretion resulting from breaches or defaults by Tenant under this Work Letter. All use of freight elevators is subject to (i) scheduling by Landlord or property manager, and (ii) the rules and regulations of the Building. Tenant shall arrange and pay for removal of construction debris and shall not place debris in the Building's waste containers. If required by Landlord, Tenant shall sort and separate its waste and debris for recycling and/or environmental law compliance purposes. Tenant or Tenant's contractor may provide for a dumpster to be located and utilized at the Property, subject, however to scheduling by Landlord or property manager. G. Tenant shall permit access to the Premises, and the Initial Alterations shall be subject to inspection, by Landlord and Landlord's architects, engineers, contractors and other representatives, at all times during the period in which the Initial Alterations are being constructed and installed and immediately following completion of the Initial Alterations. H. Landlord shall provide, at no cost to Tenant, the services of an on-site project manager, who will be charged with the task of performing daily supervision of the Initial Alterations. Such on-site project manager shall be familiar with all rules and regulations and procedures of the Building and all personnel of the Building engaged directly or indirectly in the management, operation and construction of the Building, and shall work with the contractors to ensure a seamless connection between the design and the construction of the Initial Alterations. Such on-site project manager shall be accountable and responsible to Tenant and to Landlord, and where necessary shall serve as a liaison between Landlord and Tenant with respect to the Initial Alterations. III. PAYMENT OF COST OF THE INITIAL ALTERATIONS. A. Landlord agrees to contribute the sum of up to $162,500.00 (the "Tenant Allowance") to be applied toward the cost of the Initial Alterations. The Tenant Allowance shall be used only for: Soft costs, including, without limitation, payment of the cost of preparing any initial space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of Tenant Improvement P lans. (2) The payment of plan check, permit and license fees relating to construction of the Initial Alterations. (3) Construction of Initial Alterations, including, without limitation, the following:

(a) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items. (b) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises. (c) All additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control, plumbing systems and other special systems. (d) All fire and life protection systems such as fire walls, alarms and accessories, safety control systems, sprinklers, halon, fire piping, and wiring installed within the Premises. (e) All plumbing fixtures, pipes and accessories to be installed within the Premises. (f) Testing and inspection costs. (g) Contractor's fees, including, but not limited to, any fees based on general conditions. (h) Architectural, engineering and energy management services. (i) Installation of check meters or flow meters for all Utilities serving the Premises as set forth in Section 1 l of the Lease. B. The approved cost of the performance of the Initial Alterations shall be first charged against the Tenant Allowance. Tenant shall submit to Landlord, from time to time, but not more often than two times in any month, an application for payment (less the amount of any contract retainage), which shall be signed by Tenant's general contractor and the architect, for the portion of the work completed, together with the following information: (1) A copy of a receipted invoice or other evidence reasonably satisfactory to Landlord of the payment by Tenant of the prior application for payment (not applicable to the first application for payment). (2) Lien waivers from all parties supplying labor or material in connection with the Initial Alterations, in form reasonably acceptable to Landlord, which waiver may be conditioned only upon payment of work covered by the application for payment. Landlord and Tenant acknowledge that the cost of installing the Initial Alterations may exceed the Tenant Allowance. The amount by which the cost of the Initial Alterations exceeds the Tenant Allowance is referred to as the "Excess Cost". Tenant shall pay for the Excess Cost, 111219 v11 67239.073 and failure to do so shall be a default under the Lease. C. In no event shall the Tenant Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. In the event the entire Tenant Allowance is not utilized or disbursed, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations, Tenant Allowance and/or Excess Cost. D. If Tenant fails to make any payment relating to the Initial Alterations as required hereunder, Landlord, at its option, may complete the Initial Alterations pursuant to the Tenant Improvement Plans and continue to hold Tenant liable for the costs thereof and all other costs due to Landlord. Tenant's failure to pay any amounts owed by Tenant hereunder when due or Tenant's failure to perform its obligations hereunder shall also constitute a default under the Lease and Landlord shall have all the rights and remedies granted to Landlord under the Lease for nonpayment of any amounts owed thereunder or failure by Tenant to perform its obligations thereunder. IV. COMPLETION. A. Tenant shall proceed with the Initial Alterations expeditiously, continuously and efficiently, and shall use its best efforts to effect Substantial Completion of the Initial Alterations on or before one hundred eighty (180) days after the date Landlord tenders possession of the Premises to Tenant for the construction of the Initial Alterations, and Tenant shall notify Landlord upon completion of the Initial Alterations. Tenant shall promptly complete all punch list items associated with the Initial Alterations. B. Substantial Completion of the Initial Alterations for the Office Space or the Lab Space (as applicable for each of these spaces) shall be the date which is the earlier to occur of (1) the date when Tenant occupies all or any portion of the Lab Space or Office Space, as applicable, for its business use or (2) the date when the building department or other appropriate governmental authority having jurisdiction issues either a Certificate of Occupancy, a Temporary Certificate of Occupancy or other communication or approval permitting legal occupancy of the Lab Space or Office Space, as applicable. V. APPLICABILITY OF WORK LETTER. This Exhibit shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

EXHIBIT D PWC SPACE AND CURE SPACE

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EXHIBIT E ENVIRONMENTAL LAND USE RESTRICTION

CT Department of Environmental Protection
Declaration of Environmental Land Use Restriction and Grant of Easement
12/18/2006 version

DECLARATION OF ENVIRONMENTAL LAND USE RESTRICTION AND GRANT OF EASEMENT

This Declaration of Environmental Land Use Restriction and Grant of Easement is made this _______ day of__________________, ______, between WE George Street, L.L.C. (the "Grantor") and the Commissioner of Environmental Protection of the State of Connecticut (the "Grantee").

WITNESSETH:

WHEREAS, Grantor is the owner in fee simple of certain real property (the "Property") known as 300 George Street, located in the City of New Haven, New Haven County, Connecticut designated as Map #262, Block #203, Parcel #001 on the tax map of the City of New Haven, New Haven County, Connecticut, more particularly described on Exhibit A which is attached hereto and made a part hereof; and

WHEREAS, the Grantee has determined that the environmental land use restriction set forth below is consistent with regulations adopted pursuant to Section 22a-133k of the Connecticut General Statutes; and

WHEREAS, the Grantee has determined that this environmental land use restriction will effectively protect public health and the environment from the hazards of pollution; and

WHEREAS, the Grantee's written approval of this environmental land use restriction is contained in the document attached hereto as Exhibit B (the "Decision Document") which is made a part hereof; and

WHEREAS, the property or portion thereof identified in the class A-2 survey (the "Subject Area") which survey is attached hereto as Exhibit C which is made a part hereof, may contain pollutants; and

WHEREAS, to prevent exposure to or migration of any such pollutants and to abate hazards to human health and the environment and in accordance with the Decision Document, the Grantor desires to impose certain restrictions upon the use, occupancy, and activities of and at the Subject Area, and to grant this environmental land use restriction to the Grantee on the terms and conditions set forth below; and

WHEREAS, Grantor intends that such restrictions shall run with the land and be binding upon and enforceable against Grantor and Grantor's successors and assigns;

NOW, THEREFORE, Grantor agrees as follows:

1. Purpose. In accordance with the Decision Document, the purpose of this environmental land use restriction is to assure that humans are not exposed to soils at the Subject Area polluted with substances in concentrations exceeding the direct exposure criteria established in R.C.S.A. sections 22a-133k-1 through 22a-133k-3, inclusive, and that water does not infiltrate soils at the Subject Area polluted with substances in concentrations exceeding the pollutant mobility criteria established in R.C.S.A. sections 22a- 133k-1 through 22a-133k-3, inclusive.

2. Restrictions Applicable to the Property and the Subject Area. In furtherance of the purposes of this environmental land use restriction, Grantor shall assure that use, occupancy, and activity of and at the Subject Area are restricted as follows:

A. Disturbances. Inaccessible soil in Subject Area A and Subject Area B (i.e., beneath the existing on-site building vault, and a portion of the on-site trench) shall not be exposed as a result of excavation, demolition or other activities. The building slab in Subject Area A and Subject Area B, shall not be disturbed in any manner by activities such as demolition, excavation or other intrusive activities. B. Demolition. Demolition of the existing building at the Property, within Subject Area A and Subject Area B, shall not be permitted, and soil in Subject Area A shall not be exposed to infiltration of water. 3. Except as provided in Paragraph 4 below, no action shall be taken, allowed, suffered, or omitted if such action or omission is reasonably likely to: i. Create a risk of migration of pollutants or a potential hazard to human health or the environment, or Result in a disturbance of the structural integrity of any engineering controls designed or utilized at the Property to contain pollutants or limit human exposure to pollutants. 4. Emergencies. In the event of an emergency which presents a significant risk to human health or the environment, the application of Paragraphs 2 and 3 above may be suspended, provided such risk cannot be abated without suspending such Paragraphs and the Grantor: 1. Immediately notifies the Grantee of the emergency; Limits both the extent and duration of the suspension to the minimum reasonably necessary to adequately respond to the emergency; iii. Implements all measures necessary to limit actual and potential present and future risk to human health and the environment resulting from such suspension; and iv. Implements a plan approved in writing by the Grantee, on a schedule approved by the Grantee, to ensure that the Subject Area is remediated in accordance with R.C.S.A. sections 22a-133k-1 through 22a-133k-3, inclusive, or restored to its condition prior to such emergency. 5. Release of Restriction; Alterations of Subject Area. Grantor shall not make, or allow or suffer to be made, any alteration of any kind in, to, or about any portion of any of the Subject Area inconsistent with this environmental land use restriction unless the Grantor has first recorded the Grantee's riven approval of such alteration upon the land records of City of New Haven, New Haven County, Connecticut. The Grantee shall not approve any such alteration and shall not release the Property from the provisions of this environmental land use restriction unless the Grantor demonstrates to the Grantee's satisfaction that Grantor has remediated the Subject Area in accordance with R.C.S.A. sections 22a-133k-I through 22a-133k-3, inclusive. 6. Grant of Easement to the Grantee. Grantor hereby grants and conveys to the Grantee, the Grantee's agents, contractors, and employees, and to any person performing pollution remediation activities under the direction thereof, a non-exclusive easement (the "Easement") over the Subject Area and over such other parts of the Property as are necessary for access to the Subject Area or for carrying out any actions to abate a threat to human health or the environment associated with the Subject Area. Pursuant to this Easement, the Grantee, the Grantee's agents, contractors, and employees, and any person performing pollution remediation activities under the direction thereof, may enter upon and inspect the Property and perform such investigations and actions as the Grantee deems necessary for any one or more of the following purposes: Ensuring that use, occupancy, and activities of and at the Property are consistent with this environmental land use restriction; ii. Ensuring that any remediation implemented complies with R.C.S.A. sections 22a-133k-1 through 22a-133k-3, inclusive; and

i i i . Performing any additional investigations or remediation necessary to protect human health and the environment.7. Notice and Time of Entry onto Property. Entry onto the Property by the Grantee pursuant to this Easement shall be upon reasonable notice and at reasonable times, provided that entry shall not be subject to these limitations if the Grantee determines that immediate entry is necessary to protect human health or the environment. 8. Notice to Lessees and Other Holders of Interests in the Property. Grantor, or any future holder of any interest in the property, shall cause any lease, grant, or other transfer of any interest in the Property to include a provision expressly requiring the lessee, grantee, or transferee to comply with this declaration of environmental land use restriction and grant of easement. The failure to include such provision shall not affect the validity or applicability to the Property of this declaration of environmental land use restriction and grant of easement. 9. Persons Entitled to Enforce Restrictions. The restrictions in this environmental land use restriction on use, occupancy, and activity of and at the Property shall be enforceable in accordance with section 22a-133p of the General Statutes. 10 Severabi lit)/ and Termination. If any court of competent jurisdiction determines that any provision of this declaration of environmental land use restriction or grant of easement is invalid or unenforceable, such provision shall be deemed to have been modified automatically to conform to the requirements for validity and enforceability as determined by such court. In the event that the provision invalidated is of such nature that it cannot be so modified, the provision shall be deemed deleted from this instrument as though it had never been included herein. In either case, the remaining provisions of this instrument shall remain in full force and effect. Further, in either case, the Grantor shall submit a copy of this restriction and of the judgement of the Court to the Grantee in accordance with R.C.S.A. section 22a- 133q-1(1). This environmental land use restriction shall be terminated if the Grantee provides notification pursuant to R.C.S.A. section 22a-133q-1(1). 11. Binding Effect. All of the terms, covenants and conditions of this declaration of environmental land use restriction and grant of easement shall run with the land and shall be binding on the Grantor. the Grantor's successors and assigns, and each owner and any other party entitled to possession or use of the Property during such period of ownership or possession. 17. Terms Used Herein. The definitions of terms used herein shall be the same as the definitions contained in sections 22a-133k-1 and 22a-133q-1 of the Regulations of Connecticut State Agencies as such sections existed on the date of execution of this environmental land use restriction. [Signature Page Follows]

Declaration of Environmental Land Use Restriction and Grant of Easement 300 George Street New Haven, Connecticut] GRANTOR: WE George Street, L.L.C. Date Witnesses: Signature Printed/Typed Name Signature Printed/Typed Name STATE OF ) COUNTY OF Personally appeared of signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed, and the tree act and deed of said corporation, before me. Notary Public/Commissioner of the Superior Court GRANTEE: Grantee, the Commissioner of Environmental Protection, by her duly designated agent, Betsey Wingfield, Bureau Chief, Bureau of Water Protection and Land Reuse. Date Betsey Wingfield, Bureau Chief Bureau of Water Protection & Land Reuse Department of Environmental Protection

CT Department of Environmental Protection
Declaration of Environmental Land Use Restriction and Grant of Easement
Decision Document (Exhibit B)
12/18/2006 version

EXHIBIT B
DECISION DOCUMENT

The purpose of this document is to describe 1) the type and location of pollutants in the soil or groundwater at the specific area noted below at the WE George Street, L.L.C. property located at 300 George Street in the City of New Haven, Connecticut ("the Property") for which an Environmental Land Use Restriction ("ELUR") is necessary, 2) the provisions of the ELUR and the reasons why such restrictions or limitations on the use of the Property or portions of the Property are necessary to adequately protect human health and the environment, and 3) why the ELUR is consistent with the Remediation Standard Regulations, Sections 22a-133k-1 through 22a-133k-3 of the Regulations of Connecticut State Agencies ("RCSA").

The ELUR prohibits certain activities within two Subject Areas, as depicted on Exhibit C. Subject Area A is located beneath the existing office building located on the property. Given access constraints posed by foundation structures and utilities buried beneath large portions of the building, site-wide groundwater quality data and other information indicating the absence of significant contamination sources beneath the building, the Commissioner of Department of Environmental Protection has accepted the placement of an appropriate ELUR in lieu of conducting environmental investigations beneath this building. Subject Area B is located along the northern edge of the property where inaccessible soil occurs beneath building vaults and more than four feet below the ground surface of a gravel-bottom trench.

Within Subject Area A on the Property, pollutant(s) may be present in soil at a concentration in excess of the direct exposure criteria, as defined in Section 22a-133k-1 of the R.C.S.A. The polluted soil (if any) is located beneath an existing building, and is therefore inaccessible. Polluted soil beneath the building does not pose a risk to human health, provided the soil is not exposed, excavated or disturbed such that people may come into contact with it, and the building slab which is rendering such possible polluted soil inaccessible is not disturbed in any manner. If humans were to come into contact with pollutants that may be present, these pollutant(s) may pose an unacceptable risk to human health. As required by 22a-133k-2(b)(3) of the R.C.S.A., the ELUR prohibits inaccessible soil from being exposed as a result of excavation or other intrusive activities.

Within Subject Area A on the Property, pollutant(s) may be present in soil at a concentration in excess of the pollutant mobility criteria, as defined in Section 22a-133k-1 of the R.C.S.A. The polluted soil (if any) is located beneath an existing building, and therefore environmentally isolated. Polluted soil beneath the building does not pose a risk to groundwater quality provided the soil is not exposed to infiltration of soil water, due to among other things, the demolition of the building. If the building is demolished or polluted soil is exposed to the infiltration of soil water, such polluted soil may pose an unacceptable risk to groundwater quality. In accordance with Section 22a-133k-2 (c)(4)(B) of the R.C.S.A, the ELUR prohibits demolition of the building and the infiltration of soil water into such polluted soil. Please note that the building consists of the roof, structural walls, and building slabs, which collectively act to isolated polluted soil.

Within Subject Area B on the Property, pollution is present in soil at a concentration in excess of the direct exposure criteria, as defined in Section 22a-133k-1 of the R.C.S.A. The polluted soil is

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located beneath an existing building vault, and possibly may also occur more than four feet below the ground surface of a gravel-bottom trench, and is therefore inaccessible. Polluted soil beneath the building vault and as may occur more than four feet below the ground surface of a gravel- bottom trench, does not pose a risk to human health, provided the soil is not exposed, excavated or disturbed such that people may come into contact with it, and the building slab and overlying soil which is rendering such soil inaccessible is not disturbed in any manner. If humans were to come into contact with pollutants present in soil at a concentration in excess of the direct exposure criteria, these pollutant(s) may pose an unacceptable risk to human health. As required by 22a133k-2(b)(3) of the R.C.S.A., the ELUR prohibits inaccessible soil from being exposed as a result of excavation or other intrusive activities. [Public Notice of Grantor's intent to record the ELUR was published in the Name of Newspaper on Date.] [No comments from the public were received during the 30-day comment period.); or [The following is a summary of all public comments that were received, and the response to each comment. (Insert summary of all public comments, and their associated responses)] Approval of this Decision Document is hereby granted. Grantee, the Commissioner of Environmental Protection, by her duly designated agent, Betsey Wingfield, Bureau Chief, Bureau of Water Protection and Land Reuse. Date Betsey Wingfield, Bureau Chief Bureau of Water Protection and Land Reuse Department of Environmental Protection

WE GEORGE STREET, L.L.C.

c/o Winstanley Enterprises LLC

150 Baker Avenue Extension, Suite 303

Concord, Massachusetts 01742

April 1, 2009

Kolltan Pharmaceuticals Inc.

50 Rock-Hill Road

Woodbridge, CT 06525

Attention: Mr. Michael Schmertzler

Re:                             Lease for space at 300 George Street, New Haven, Connecticut (the “Building”)

Dear Mr. Schmertzler:

Reference is made to that certain Lease Agreement dated as of January 5, 2009 (the “Lease”) between WE George Street, L.L.C. (“Landlord”) and Kolltan Pharmaceuticals Inc. (“Tenant”) pursuant to which the Landlord has leased certain space in the Building to the Tenant. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease.

A.                                    Pursuant to Section 1 of the Lease, Tenant is required to commence Rent payments to Landlord on the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations for the Lab Space (and/or Office Space, as applicable), or (ii) the date which is one hundred eighty (180) days from the Effective Date of the Lease. Notwithstanding the foregoing, Landlord and Tenant hereby agree that the “Lab Space Rent Commencement Date” shall mean the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations for the Lab Space, or (ii) August 15, 2009; and the “Office Space Rent Commencement Date” shall mean the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations for the Office Space, or (ii) August 15, 2009.

B.                                    Section 34 of the Lease with regard to Tenant’s Expansion Option shall be deleted and the following shall be substituted in lieu thereof:

“34.                        Option to Expand.

(a)                                 Subject to the rights of existing tenant(s) whose lease(s) pre-date this Lease, and so long as Tenant is not in default beyond the expiration of any applicable notice and cure period on the date Tenant delivers Tenant’s Cure Expansion Notice (as hereinafter defined) or Tenant’s PWC Expansion Notice (as hereinafter defined), as applicable, or at any time thereafter through the commencement date of Tenant’s lease of the Cure Expansion Premises (as hereinafter defined) or Tenant’s lease of the PWC

Expansion Premises (as hereinafter defined), as applicable, Tenant shall have the following expansion options:

(i)                                     Tenant shall have a one-time right (the “Cure Expansion Option”) to lease all or part of the approximately 3,835 rentable square feet of space adjacent to the Premises known as the “Cure Space’” as depicted on Exhibit D attached hereto. Tenant shall exercise the Cure Expansion Option by giving notice to Landlord (“Tenant’s Cure Expansion Notice”) exercising the Cure Expansion Option during the period from August 15, 2009 to August 31, 2009, which notice shall specify the portion of the Cure Space that Tenant elects to lease, and which portion shall be contiguous to the Premises (that portion of the Cure Space that Tenant elects to lease shall be known as the “Cure Expansion Premises”). If Tenant exercises the Cure Expansion Option as aforesaid, then Tenant shall lease the Cure Expansion Premises, and the Cure Expansion Premises shall be deemed part of the Premises from and after September 1, 2009 through the remainder of the initial Term of the Lease and any Extension Term of the Lease, at the rent and upon the other terms set forth below.

(ii)                                  Tenant shall have a one-time right (the “PWC Expansion Option”) to lease all or part of the approximately 672 rentable square feet of space adjacent to the Premises known as the “PWC Space” as depicted on Exhibit D attached hereto. Tenant shall exercise the PWC Expansion Option by giving notice to Landlord (“Tenant’s PWC Expansion Notice”) exercising the PWC Expansion Option during the period from November 15, 2009 to November 30, 2009, which notice shall specify the portion of the PWC Space that Tenant elects to lease, and which portion shall be contiguous to the Premises (that portion of the PWC Space that Tenant elects to lease shall be known as the “PWC Expansion Premises”). If Tenant exercises the PWC Expansion Option as aforesaid, then Tenant shall lease the PWC Expansion Premises, and the PWC Expansion Premises shall be deemed part of the Premises from and after December 1, 2009 through the remainder of the initial Term of the Lease and any Extension Term of the Lease, at the rent and upon the other terms set forth below.

For purposes of this Lease, the Cure Expansion Premises and the PWC Expansion Premises are sometimes referred to collectively herein as the “Expansion Premises”. Landlord shall deliver the Expansion Premises to Tenant in vacant, broom clean condition, ordinary wear and tear excepted. Landlord represents that on the date Tenant leases the Expansion Premises as set forth above, the Expansion Premises, including without limitation, the electrical, plumbing, HVAC and security systems serving the Expansion Premises shall be in good working order and condition, and the ceiling and windows of the Expansion Premises shall be free of leaks. Tenant shall accept the Expansion Premises in its “as-is” condition. Landlord shall proceed diligently and exercise commercially reasonable efforts to deliver the Expansion Premises to Tenant in the aforementioned condition. Notwithstanding anything contained herein to the contrary, the Expansion Premises shall not be deemed part of the Premises until same have been tendered to Tenant in the condition set forth herein. If Tenant fails to, or

2

chooses not to, timely and properly exercise the Cure Expansion Option and/or the PWC Expansion Option, Tenant shall, promptly following request by Landlord, execute and deliver a statement confirming that the Cure Expansion Option and/or PWC Expansion Option, as applicable, has been waived (provided that failure to deliver said statement shall not be construed to mean that Tenant has properly exercised the applicable expansion option).

(b)           If Tenant does timely and properly exercise the Cure Expansion Option and/or the PWC Expansion Option, as applicable, Tenant shall perform Initial Alterations of the Expansion Premises in accordance with the procedures set forth in the Work Letter attached hereto as Exhibit C, provided that the Tenant Allowance for the Expansion Premises shall be $14.47 per rentable square foot. Tenant shall promptly commence Initial Alterations of the Expansion Premises and diligently pursue them to completion. Tenant shall commence paying Base Rent and Additional Rent on the Cure Expansion Premises from and after the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations of the Cure Expansion Premises, or (ii) February 28, 2010. Tenant shall commence paying Base Rent and Additional Rent on the PWC Expansion Premises from and after the date which is the earlier to occur of (i) the date of Substantial Completion of the Initial Alterations of the PWC Expansion Premises, or May 30, 2010. Promptly following the date of Substantial Completion of each portion of the Expansion Premises, Landlord and Tenant shall enter into a certificate that confirms the date of Substantial Completion, the amount of space in the Expansion Premises, the revised amount of Base Rent for the Premises and monthly installments, the revised Tenant’s Pro-Rata Share, and any other similar items that cannot be determined until said date.

(c)           The Base Rent for the Expansion Premises shall be the same as for the original Premises as set forth in Section 1(d) (i.e., $24.88 psf from the rent commencement date of the Expansion Premises through the end of Lease Year 1, increasing to $25.21 psf for Lease Year 2, and then increasing to $25.54 for Lease Year 3).

(d)           Each of the Cure Expansion Option and the PWC Expansion Option shall automatically terminate upon the earlier to occur of (i) the expiration or termination of this Lease, (ii) the termination of Tenant’s right to possession of the Premises, or (iii) the failure of Tenant to timely exercise any right to lease space under the Cure Expansion Option and/or the PWC Expansion Option, as applicable.”

C.            The following sentence shall be added to Section III B following subsection (2) of the Work Letter attached to the Lease as Exhibit C:

“Landlord shall, within fifteen (15) days of its receipt of Tenant’s application for payment and any supplemental documentation required herein, pay to Tenant, as part of

3

the Tenant Allowance, such amounts as are requested and approved pursuant to Section III A herein.”

As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect. Please sign below to indicate your agreement with the foregoing.

(Signatures on following page)

4

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
Carter J. Winstanley
Its President

(Signatures continued on following page)

5

Acknowledged and Agreed:

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Michael Schmertzler
Michael Schmertzler
Its CEO

6

WE GEORGE STREET, L.L.C.

c/o Winstanley Enterprises LLC

150 Baker Avenue Extension, Suite 303

Concord, MA 01742

SENT VIA UPS

January 28, 2010

Mr. Stanley Choy

Kolltan Pharmaceuticals Inc.

300 George Street, Suite 530

New Haven, CT 06511

RE:         HVAC System - Premises at 300 George Street, New Haven, CT - Suite 530

Dear Stan:

Reference is hereby made to that certain Lease Agreement between WE George Street, L.L.C. (“Landlord”) and Kolltan Pharmaceuticals Inc. (“Tenant”), dated as of January 5, 2009 (the “Lease”), by which Tenant leases space on the fifth floor of the Building consisting of approximately 7,775 rentable square feet of space and known as Suite 530 (the “Premises”).

The purpose of this letter is to set forth Landlord’s contribution towards the cost of the HVAC system servicing the Premises under the terms and conditions set forth herein.

Capitalized terms used but not defined herein shall have the same meaning ascribed to each in the Lease.

The undersigned have agreed to the following:

Landlord hereby agrees to contribute Five Thousand & 00/100 Dollars ($5,000.00) to Tenant for additional costs associated with the installation of the HVAC system in the leased Premises.

Furthermore, the undersigned parties agree that the execution of this letter agreement is in addition to, and will not affect or modify any other provision of the Lease.

Please sign and have witnessed four (4) originals and return two fully executed originals to Winstanley Enterprises LLC, 150 Baker Avenue Extension, Suite 303, Concord, MA 01742, Attention: Judy Sommers.

Sincerely,

Acknowledged and Agreed:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
Carter J. Winstanley
President

Acknowledged and Agreed:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ [ILLEGIBLE]			Dated:	1/29/10
Name:
Its:

Enclosure: Kolltan Pharmaceuticals Inc. Letter dated November 4, 2009

2

kolltan

Pharmaceuticals, Inc.

November 4, 2009

Ken Grant

Vice President of Asset Services

Winstanley Enterprises, LLC

150 Baker Avenue Extension, Suite 303

Concord, MA 01742

RE: Invoice for Heat Pump Valves

Dear Ken,

Per your request, please find attached the invoice from Babbidge Facilities Construction Company, Inc. for the amount of $10,117.57 for the heat pumps and increased water supply to our office.

Per our agreement via e-mail, Winstanley Enterprises, LLC will pay half of this bill in the amount of $5,000.00 payable to Kolltan Pharmaceuticals, Inc.

Thank you for your thoughtful attention to resolving this matter.

Best regards,

/s/ Stanley Ohoy
Stanley Ohoy
Vice President, Finance and Treasurer

Encs.

300 George Street, Suite 530, New Haven, Connecticut 06511

AMENDMENT NO. 1 TO LEASE

THIS AMENDMENT NO. 1 TO LEASE (this “Amendment”) is made and entered into as of the 10th day of September, 2010 between Landlord and Tenant named below:

LANDLORD:	WE GEORGE STREET, L.L.C.
c/o Winstanley Enterprises LLC
150 Baker Avenue Extension, Suite 303
Concord, MA 01742

TENANT:	KOLLTAN PHARMACEUTICALS INC.
300 George Street
New Haven, Connecticut 06510

BUILDING:	300 George Street
New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a lease dated as of January 5, 2009, as amended by that certain side letter dated April 1, 2009 (the “First Side Letter”), as affected by that certain Rent Commencement Letter dated July 8, 2009 (the “Rent Commencement Letter”), as further amended by that certain side letter dated January 28, 2010 (the “Second Side Letter”), by which Tenant leases approximately 7,775 rentable square feet of space in the Building (the lease, as amended by the First Side Letter, the Rent Commencement Letter, the Second Side Letter and as further amended herein, is hereinafter referred to collectively as the “Lease”); and

WHEREAS, Landlord and Tenant have agreed to amend the Lease to add the former PWC space to the Premises, on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.                                      Tenant shall lease additional space in the Building consisting of approximately 641 rentable square feet of space (the “PWC Space”), substantially as shown on the Floor Plan attached hereto as Schedule A, beginning on the date of this Amendment (the “PWC Space Effective Date”), and continuing through the last day of the Term of the Lease. From and after the PWC Space Effective Date, the definition of Premises as used in the Lease shall be deemed to include the PWC Space and shall consist of approximately 8,416 rentable square feet in the aggregate.

3.                                      Tenant takes the PWC Space “AS-IS”. Landlord shall provide Tenant with a Tenant Allowance amount for the PWC Space of $14.47 per rentable square foot, for a total of $9,275.27. All Initial Alterations of the PWC Space, and the reimbursement of Tenant for the costs thereof by Landlord from said Tenant Allowance, shall be conducted in accordance with the procedures set forth in the Work Letter attached to the Lease as Exhibit C.

4.                                      From and after the PWC Space Effective Date, Section 1(f) of the Lease is hereby amended to provide that Base Rent shall be due and payable to the Landlord at the time and in the manner set forth in the Lease, as follows:

Period	Base Rent Per RSF	Annual Base Rent	Monthly Base Rent
06/09/09 — 06/30/10 (Lease Year 1)	7,775 rsf at $24.88	$193,442.00	$16,120.17
07/01/10 — 09/09/10 (start of Lease Year 2)	7,775 rsf at $25.21	$196,007.75	$16,333.98
09/10/10 — 06/30/11 (end of Lease Year 2)	8,416 rsf at $25.21	$212,167.36	$17,680.61
07/01/11 — 06/30/12 (Lease Year 3)	8,416 rsf at $25.54	$214,944.64	$17,912.05

5.                                      Commencing on the PWC Space Effective Date, Tenant’s Pro Rata Share as set forth in Section 1(j) of the Lease shall be equal to 1.62%.

6.                                      Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

7.                                      As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

8.                                      Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

9.                                      This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

10.                               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

11.                               This Amendment shall be effective as of the date set forth above, notwithstanding the date of execution.

(Signatures on following page)

IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 1 to Lease as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
Name: Carter J. Winstanley
Title: Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Stanley Choy
Name: Stanley Choy
Title: VP Finance and Treasurer

[Signature page to Amendment No. 1 to Lease by and between

WE George Street, L.L.C. and Kolltan Pharmaceuticals Inc.]

SCHEDULE A

FLOOR PLAN

AMENDMENT NO. 2 TO LEASE

THIS AMENDMENT NO. 2 TO LEASE (this “Amendment”) is made and entered into as of the 31 day of December, 2010 between Landlord and Tenant named below:

LANDLORD:	WE GEORGE STREET, L.L.C.
c/o Winstanley Enterprises LLC
150 Baker Avenue Extension, Suite 303
Concord, MA 01742

TENANT:	KOLLTAN PHARMACEUTICALS INC.
300 George Street
New Haven, Connecticut 06510

BUILDING:	300 George Street
New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a Lease Agreement dated as of January 5, 2009, as amended by that certain side letter dated April 1, 2009 (the “First Side Letter”), as affected by that certain Rent Commencement Letter dated July 8, 2009 (the “Rent Commencement Letter”), as further amended by that certain side letter dated January 28, 2010 (the “Second Side Letter”), by which Tenant leases approximately 7,775 rentable square feet of space in the Building; and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of September 10, 2010 (“Amendment No. 1”) whereunder the parties added approximately 641 rentable square feet of space to the Lease (the lease, as amended by the First Side Letter, the Rent Commencement Letter, the Second Side Letter, Amendment No. 1, and as further amended herein, is hereinafter referred to collectively as the “Lease”); and

WHEREAS, Landlord and Tenant have agreed to amend the Lease to extend the Term of the Lease and increase the area of the Premises, on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.                                      Notwithstanding anything contained in the Lease to the contrary, the Term of the Lease is hereby extended to June 30, 2013, on the same terms and conditions set forth in the Lease as modified by this Amendment, and the Termination Date set forth in Section l(o) of the Lease is hereby revised accordingly.

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3.                                      Tenant shall lease additional space in the Building consisting of approximately 3,835 rentable square feet of space (the “Cure Space”), substantially as shown on the Floor Plan attached hereto as Schedule A, beginning on the date of this Amendment (the “Cure Space Effective Date”), and continuing through the last day of the Term of the Lease, as extended. From and after the Cure Space Effective Date, the definition of Premises as used in the Lease shall be deemed to include the Cure Space and shall consist of approximately 12,251 rentable square feet in the aggregate.

4.                                      Tenant acknowledges that Connecticut United for Research Excellence, Inc., d/b/a/ CURE (“Cure”) currently has possession of the Cure Space pursuant to a lease between Landlord and Cure, and delivery of the Cure Space by Landlord on the Cure Space Effective Date is subject to said possession by Cure. Landlord, Tenant and Cure have entered into an amendment, of even date herewith, to the existing lease between Landlord and Cure that, among other things, converts said lease into a sublease between Tenant and Cure (the “Cure Sublease”). Tenant takes the Cure Space “AS-IS”, provided, however, that Landlord represents and warrants that the Cure Space is in full compliance with all applicable laws, rules, regulations and codes, except that the foregoing representation does not include compliance with applicable laws, rules, regulations and codes that are the responsibility of Cure under the Cure Sublease.

5.                                      Landlord shall provide Tenant with a Tenant Allowance amount for the Cure Space of $14.47 per rentable square foot, for a total of $55,492.45, which shall be available as of January 1, 2012 (i.e., the scheduled expiration of the Cure Sublease). All Initial Alterations of the Cure Space, and the reimbursement of Tenant for the costs thereof by Landlord from said Tenant Allowance, shall be conducted in accordance with the procedures set forth in the Work Letter attached to the Lease as Exhibit C. If Tenant elects to undertake the Initial Alterations, Tenant shall commence Initial Alterations of the Cure Space following January 1, 2012 as herein set forth and diligently pursue them to completion. Tenant shall not be entitled to a Tenant Allowance for the Cure Space if Tenant does not perform the Initial Alterations of the Cure Space.

6.                                       From and after the Cure Space Effective Date, Section 1(f) of the Lease is hereby amended to provide that Base Rent shall be due and payable to the Landlord at the time and in the manner set forth in the Lease, as follows:

Period	Base Rent Per RSF	Annual Base Rent	Monthly Base Rent
06/09/09 – 06/30/10	7,775 rsf at $24.88	$193,442.00	$16,120.17
(Lease Year 1)
07/01/10 – 09/09/10	7,775 rsf at $25.21	$196,007.75	$16,333.98
(start of Lease Year 2)
09/10/10 (PWC Space
Effective Date) – day prior to	8,416 rsf at $25.21	$212,167.36	$17,680.61
Cure Space Effective Date
(middle of Lease Year 2)

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Period	Base Rent Per RSF	Annual Base Rent		Monthly Base Rent
Cure Space Effective Date —	8,416 rsf at $25.21		$212,167.36		$17,680.61
06/30/11	3,835 rsf at $11.50	$	+44,102.50	$	+3,675.21
(end of Lease Year 2)			$256,269.86		$21,355.82
07/01/11 — 12/31/11	8,416 rsf at $25.54		$214,944.64		$17,912.05
(start of Lease Year 3)	3,835 rsf at $11.50	$	+44,102.50	$	+3,675.21
			$259,047.14		$21,587.26
01/01/12 — 06/30/13
(end of Lease Year 3	12,251 rsf at $25.54		$312,890.54		$26,074.21
and Lease Year 4)

7.             Landlord and Tenant acknowledge and agree that the Base Rent for the Cure Space as set forth above is meant to reflect that Cure shall sublease the Cure Space from Tenant through December 31, 2011, during which period Tenant shall pay the same Base Rent as Cure is currently paying for the Cure Space. From and after January 1, 2012 until the end of the Term, Tenant shall pay the same Base Rent for the Cure Space that it pays for the rest of the Premises. However, the obligations of Tenant as set forth in the Lease, as amended herein, including, without limitation, the obligations to pay the Base Rent as set forth above, are independent of whether Cure pays rent to Tenant under the Cure Sublease, whether Cure vacates and surrenders the Cure Space on December 31, 2011, and/or any other matter or thing related to Cure’s occupancy and use of the Cure Space. Notwithstanding the foregoing or any provisions in the Lease to the contrary, through December 31, 2011, provided that Cure is in full compliance with its obligations under the Cure Sublease, Tenant shall be deemed to be in full compliance with its obligations under the Lease with respect to the Cure Space.

8.             Commencing on the Cure Space Effective Date and ending on December 31, 2011, Tenant’s Pro Rata Share as set forth in Section 1(j) of the Lease shall be equal to 2.20%. From and after January 1, 2012 until the end of the Term, Tenant’s Pro Rata Share as set forth in Section 1(j) of the Lease shall be equal to 2.36%. The foregoing provision is meant to reflect that the pro-rata share of Taxes and Expenses paid by Cure under the Cure Sublease is 0.58% notwithstanding that the correct percentage is 0.74%, and Kolltan is therefore only obligated to pay Tenant’s Pro Rata Share for the Cure Space at the same rate as paid by Cure, until the scheduled termination date of the Cure Sublease, after which Kolltan shall pay the correct percentage for the Cure Space.

9.             Notwithstanding anything to the contrary in Section 35(a) of the Lease, Tenant shall have one Renewal Option to renew the Lease for a period of three years, followed by one Renewal Option to renew the Lease for a period of two years. Section 35(b) is hereby amended as follows:

“(b)         Upon Landlord’s receipt of Tenant’s Renewal Notice, in accordance with the requirements and subject to the provisions of this Section 35, the Lease shall be automatically extended for such Renewal Term with the same force and effect as if the Renewal Term had been originally included in the term of the Lease, except that the Base Rent under the Lease for each Renewal Term shall be as follows:

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Period	Base Rent Per RSF	Annual Base Rent	Monthly Base Rent
07/01/13 — 06/30/14	12,251 rsf at $25.88	$317,055.88	$26,421.32
(Lease Year 5)
07/01/14 — 06/30/16	12,251 rsf at $26.22	$321,221.22	$26,768.44
(Lease Years 6 and 7)

Period	Base Rent Per RSF	Annual Base Rent	Monthly Base Rent
07/01/16 — 06/30/17	12,251 rsf at $26.58	$325,631.58	$27,135.97
(Lease Year 8)
07/01/17 —06/30/18	12,251 rsf at $26.93	$329,919.43	$27,493.29
(Lease Year 9)

10.                               The amount of the Security Deposit shall be increased by the amount of $19,234.29 (for a total Security Deposit of $51,474.62) which increase shall be paid by Tenant to Landlord within fifteen (15) business days of the date of this Amendment.

11.                               Article 34 of the Lease (Option to Expand) is hereby deleted in its entirety.

12.                               Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

13.                               As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

14.                               Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

15.                              This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

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16.                               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

(Signatures on following page)

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IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 2 to Lease as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

By: /s/ Carter J. Winstanley
Name: Carter J. Winstanley
Title: Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Stanley Choy
	Name:	Stanley Choy
	Title:	VP Finance and Treasurer

[Signature page to Amendment No. 2 to Lease by and between

WE George Street, L.L.C. and Kolltan Pharmaceuticals Inc.]

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SCHEDULE A

FLOOR PLAN

AMENDMENT NO. 3 TO LEASE

THIS AMENDMENT NO. 3 TO LEASE (this “Amendment”) is made and entered into as of the 7th day of July, 2011 (the “Amendment 3 Effective Date”) between Landlord and Tenant named below:

LANDLORD:                    WE GEORGE STREET, L.L.C

c/o Winstanley Enterprises LLC

50 Baker Avenue Extension, Suite 303

Concord, MA 01742

TENANT:                                       KOLLTAN PHARMACEUTICALS INC.

300 George Street

New Haven, Connecticut 06510

BUILDING:                           300 George Street

New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a Lease Agreement dated as of January 5, 2009 (as previously amended, and as further amended herein, the “Lease”), as amended by that certain side letter dated April 1, 2009, as affected by that certain Rent Commencement Letter dated July 8, 2009, as further amended by that certain side letter dated January 28, 2010, by which Tenant leased approximately 7,775 rentable square feet of space in the Building (the “Original Premises”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of September 10, 2010 whereunder the parties added approximately 641 rentable square feet of space to the Lease (the “PWC Space”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 2 to Lease dated as of December 31, 2010 (“Amendment 2”) whereunder the parties extended the term of the Lease and added approximately 3,835 rentable square feet of space to the Lease (the “Cure Space”); and

WHEREAS, Landlord and Tenant have agreed to increase the area of the Premises, on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.                                      Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, additional space in the Building consisting of approximately 803 rentable square feet of space adjacent to the Original Premises which is formerly part of the premises leased to Winstanley Property Management

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(the “WPM Space”), substantially as shown on the floor plan attached hereto as Schedule A-l, commencing on the Amendment 3 Effective Date and continuing through the last day of the Term.

3.                                      Landlord also hereby leases to Tenant, and Tenant hereby leases from Landlord, additional space in the Building consisting of approximately 356 rentable square feet of space (the “5G Space”), substantially as shown on the Floor Plan attached hereto as Schedule A-2, beginning on the Amendment 3 Effective Date and continuing through the last day of the Term.

4.                                      From and after the Amendment 3 Effective Date, the definition of Premises as used in the Lease shall be deemed to include the WPM Space and the 5G Space (which are hereinafter collectively referred to as the “Expansion Space”) and shall consist of approximately 13,410 rentable square feet in the aggregate. The Expansion Space is leased to Tenant “AS-IS”, provided, however, that Landlord represents and warrants that as of the Amendment 3 Effective Date, the existing electrical, plumbing, HVAC and security systems serving the Building and the Expansion Space, are in good working order and condition, and the roof and windows of the Building are free of leaks.

5.                                      Promptly following the Amendment 3 Effective Date, Tenant shall commence performing alterations to the Expansion Space substantially as set forth in the plans (the “Plans”) prepared by Robert Young Architects dated May 14, 2011 (the “Expansion Space Alterations”) and Tenant shall separate the HVAC system, electrical system, telephone/data cable and other utilities serving the WPM Space from the remaining part of the contiguous premises leased by Winstanley Property Management. Tenant shall connect such separated utilities serving the WPM Space and the utilities of the 5G Space to the utilities and meters serving the Original Premises. Landlord shall provide Tenant with a Tenant Allowance amount for the WPM Space of (a) $20.90 per rentable square foot, for a total of $16,782.70, if Tenant shall perform Alterations such that the WPM Space is Laboratory Space, and (b) $14.47 per rentable square foot, for a total of $11,619.41, if Tenant shall perform Alterations such that the WPM Space is Office Space. There shall be no Tenant Allowance for the 5G Space.

6.                                      Tenant shall contribute an amount equal to fifty percent (50%) of the actual cost to Landlord to reconfigure the remaining premises leased by Winstanley Property Management contiguous to the WPM Space, up to a maximum amount of $10,000.00 (the “Reimbursement”). Tenant shall reimburse Landlord for its portion of such costs within 30 days of Tenant’s receipt from Landlord of satisfactory evidence of the costs actually incurred by Landlord in reconfiguring the aforementioned space. All invoices for which Landlord seeks 50% reimbursement must be at competitive, market rates for the New Haven area.

7.                                      Landlord has reviewed and approved of the Plans and agrees that, notwithstanding anything in the Lease to the contrary, Landlord is waiving any right it might otherwise have to be reimbursed for any third party examinations of said Plans, or to receive any oversight, inspection or any other monies related to the Expansion Space Alterations other than the Reimbursement set forth in Section 6. Furthermore, Landlord represents that the Expansion Space Alterations will not be considered a “Significant Laboratory Expansion” pursuant to Section 10 of the Lease and Landlord will not increase the Base Rent per rentable square foot as a result of the performance of the Expansion Space Alterations.

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8.                                      Tenant shall commence paying Base Rent and Additional Rent for the Expansion Space on the date (the “Expansion Space Rent Commencement Date”) which is the earliest to occur of (i) the date which is three (3) months from the Amendment 3 Effective Date, (ii) the date when the building department or other appropriate governmental authority having jurisdiction issues either a Certificate of Occupancy, a Temporary Certificate of Occupancy or other communication or approval permitting legal occupancy of the Expansion Space, and (iii) the date when Tenant occupies all or any portion of the Expansion Space for its business use. From and after the Expansion Space Rent Commencement Date, Section 1(f) of the Lease is hereby amended to provide that Base Rent shall be due and payable to the Landlord at the time and in the manner set forth in the Lease, as described on Schedule B attached hereto and made a part hereof.  Notwithstanding anything to the contrary in Section 35(a) of the Lease as amended by Amendment 2, the Base Rent for the Renewal Options (as defined in Amendment 2) shall be as set forth in Schedule B.

9.                                      Commencing on the Expansion Space Rent Commencement Date and ending on December 31, 2011, Tenant’s Pro Rata Share as set forth in Section l(j) of the Lease shall be equal to 2.42%, From and after January 1, 2012 until the end of the Term, Tenant’s Pro Rata Share as set forth in Section 1(j) of the Lease shall be equal to 2.58%. The foregoing provision is meant to reflect that the pro-rata share of Taxes and Expenses paid by Cure under the Cure Sublease (as such terms are defined in Amendment 2) is 0.58% notwithstanding that the correct percentage is 0.74%, and Tenant is therefore only obligated to pay Tenant’s Pro Rata Share for the Cure Space at the same rate as paid by Cure, until the scheduled termination date of the Cure Sublease, after which Tenant shall pay the correct percentage for the Cure Space.

10.                               Subject to the rights of existing tenant(s) whose lease(s) pre-date this Amendment, during the Term of this Lease, at such time as Landlord intends to lease all or any of the remaining 3,724 rentable square feet of space leased by Winstanley Property Management that is contiguous to the WPM Space (such space the “Right of First Offer Space”), and provided Tenant is not in default under the Lease beyond the expiration of applicable notice and cure periods, Landlord shall first notify Tenant (such notice, “Landlord’s Notice”) of such available space (the “Right of First Offer”).The Base Rent for the Right of First Offer Space shall be at the same Base Rent as Tenant pays for the Original Premises, and shall be delivered “as-is,” provided that Landlord shall provide Tenant with a Tenant Allowance amount for the Right of First Offer Space of (a) $20.90 per rentable square foot if Tenant shall perform Alterations such that the Right of First Offer Space is Laboratory Space, and (b) $14,47 per rentable square foot if Tenant shall perform Alterations such that the Right of First Offer Space is office space. Tenant may, within fifteen (15) days of the receipt of Landlord’s Notice, decline or accept such Right of First Offer, in writing, and within thirty (30) days thereafter enter into an amendment to the Lease incorporating the Right of First Offer Space into the Lease. Should Tenant fail to accept the Right of First Offer in writing within fifteen (15) days of receipt of Landlord’s Notice, then Landlord shall be free to lease such Right of First Offer Space. If Tenant accepts the Right of First Offer, Landlord shall tender the Right of First Offer Space to Tenant on the date set forth in the Right of First Offer, or such other date agreed to by and between Landlord and Tenant. Notwithstanding anything herein to the contrary, if at the time Tenant accepts the Right of First Offer, there remains less than two (2) years in the Term, then Tenant shall, at the time of acceptance of the Right of First Offer, also exercise any available Renewal Term (or otherwise the

3

acceptance shall be void and of no effect), and if no Renewal Terms are remaining, then the Term of the Lease shall automatically be extended such that there is at least two (2) years remaining in the Term at the time Landlord tenders the Right of First Offer Space to Tenant.

11.                               The amount of the Security Deposit shall be increased by the amount of $4,978.05 (for a total Security Deposit of $56,452.67) which increase shall be paid by Tenant to Landlord within fifteen (15) business days of the date of this Amendment.

12.                               Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

13.                               As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

14.                               Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

15.                               This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

16.                               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

(Signatures on following page)

4

IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 3 to Lease as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

	By:	/s/ Carter J. Winstanley
Name: Carter J. Winstanley
Title: Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Michael Schmertzler
	Name:	Michael Schmertzler
	Title:	CEO

[Signature page to Amendment No. 3 to Lease by and between
WE George Street, L.L.C. and Kolltan Pharmaceuticals Inc.]

5

SCHEDULE A-l

WPM SPACE FLOOR PLAN

SCHEDULE B

RENT TABLE

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
06/09/09 — 06/30/10	Original Premises	7,775	$24.88		$193,442.00		$16,120.17
(Lease Year 1)
07/01/10 — 09/09/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
(start of Lease Year 2)
09/10/10 (PWC Space Effective Date) — 12/30/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
(middle of Lease Year 2)	PWC Space	641	$25.21	$	+16,159.61	$	+1,346.63
					$212,167.36		$17,680.61
12/31/10 (Cure Space Effective Date) — Day prior to	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
Expansion Space Rent Commencement Date	PWC Space	641	$25.21		$16,159.61		$1,346.63
(end of Lease Year 2 and start of Lease Year 3)	Cure Space	3,835	$11.50	$	+44,102.50	$	+3,675.21
					$256,269.86		$21,355.82
Expansion Space Rent Commencement Date —	Original Premises	7,775	$25.54		$198,573.50		$16,547.79
12/31/11	PWC Space	641	$25.54		$16,371.14		$1,364.26
(middle of Lease Year 3)	Cure Space	3,835	$11.50		$44,102.50		$3,675.21
	WPM Space	803	$25.54		$20,508.62		$1,709.05
	5G Space	356	$8.12	$	+2,890.72	$	+240.89
					$282,446.48		$23,537.20
01/01/12 — 06/30/13	All (except 5G)	13,054	$25.54		$333,399.16		$27,783.26
(end of Lease Year 3 and Lease Year 4)	5G Space	356	$8.24	$	+2,933.44	$	+244.45
					$336,332.60		$28,027.71

Renewal Term 1:

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
07/01/13 — 06/30/14	All (except 5G)	13,054	$25.88		$337,837.52		$28,153.13
(Lease Year 5)	5G Space	356	$8.37	$	+2,979.72	$	+248.31
					$340,817.24		$28,401.44
07/01/14 — 06/30/16	All (except 5G)	13,054	$26.22		$342,275.88		$28,522.99
(Lease Years 6 and 7)	5G Space	356	$8.49	$	+3,022.44	$	+251.87
					$345,298.32		$28,774.86

Renewal Term 2:

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
07/01/16 — 06/30/17	All (except 5G)	13,054	$26.58		$346,975.32		$28,914.61
(Lease Year 8)	5G Space	356	$8.62	$	+3,068.72	$	+255.73
					$350,044.04		$29,170.34
07/01/17 — 06/30/18	All (except 5G)	13,054	$26.93		$351,544.22		$29,295.35
(Lease Year 9)	5G Space	356	$8.75	$	+3,115.00	$	+259.58
					$354,659.22		$29,554.93

AMENDMENT NO. 4 TO LEASE

THIS AMENDMENT NO. 4 TO LEASE (this “Amendment”) is made and entered into as of the 24 day of September, 2012 between Landlord and Tenant named below:

LANDLORD:	WE GEORGE STREET, L.L.C.
c/o Winstanley Enterprises LLC
150 Baker Avenue Extension, Suite 303
Concord, MA 01742

TENANT:	KOLLTAN PHARMACEUTICALS INC.
300 George Street
New Haven, Connecticut 06510

BUILDING:	300 George Street
New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a Lease Agreement dated as of January 5, 2009 (as previously amended, and as further amended herein, the “Lease”), as amended by that certain side letter dated April 1, 2009, as affected by that certain Rent Commencement Letter dated July 8, 2009, as further amended by that certain side letter dated January 28, 2010, by which Tenant leased approximately 7,775 rentable square feet of space in the Building (the “Original Premises”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of September 10, 2010 whereunder the parties added approximately 641 rentable square feet of space to the Lease (the “PWC Space”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 2 to Lease dated as of December 31, 2010 (“Amendment 2”) whereunder the parties extended the term of the Lease, added approximately 3,835 rentable square feet of space to the Lease (the “Cure Space”), and provided for two renewal options of three years and two years, respectively; and

WHEREAS, Landlord and Tenant executed an Amendment No. 3 to Lease dated as of July 7, 2011, as affected by a Rent Commencement Letter dated September 27, 2011 (together, “Amendment 3”) wherein the parties (i) added to the Lease approximately 803 rentable square feet of space known as the “WPM Space” and approximately 356 rentable square feet known as the “5G Space,” and which were collectively referred to in Amendment 3 as the “Expansion Space,” for a total premises of 13,410 rentable square feet, and (ii) agreed to a right of first offer on the remaining 3,764 rentable square feet occupied by Winstanley Property Management; and

WHEREAS, Landlord and Tenant have agreed to revised terms for the lease of said Winstanley Property Management space, on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1

1.                                      Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.                                      Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, additional space in the Building consisting of approximately 3,764 rentable square feet of space that is currently leased to Winstanley Property Management, together with an additional 211 rentable square feet of space that was previously common area (known as spaces 5N and 5O) but that will now be included in the Premises (all of which space is collectively referred to herein as the “Second Expansion Space”), substantially as shown on the floor plans attached hereto as Schedule A-l and Schedule A-2, commencing on the Amendment 4 Effective Date (as herein defined) and continuing through the last day of the Term, as extended below. As used herein, the “Amendment 4 Effective Date” shall be the date upon which Landlord has delivered vacant possession of the Second Expansion Space to Tenant, which is estimated to occur approximately ninety (90) days from the date of this Amendment. Landlord agrees to use commercially reasonable efforts to deliver the Second Expansion Space to Tenant sooner than said estimate.

3.                                      From and after the Amendment 4 Effective Date, the definition of Premises as used in the Lease shall be deemed to include the Second Expansion Space, and shall consist of approximately 17,385 rentable square feet in the aggregate. The Second Expansion Space is leased to Tenant “AS-IS”, provided, however, that Landlord represents and warrants that as of the Amendment 4 Effective Date, the existing electrical, plumbing, HVAC and security systems serving the Building and the Second Expansion Space are in good working order and condition, and the roof and windows of the Building are free of leaks.

4.                                      Landlord shall provide Tenant with a Tenant Allowance amount for the Second Expansion Space and the Cure Space of $20.90 per rentable square foot, for a total of $163,229.00 (based on a total rentable square footage of 7,810), which shall be available as of the Amendment 4 Effective Date. All Initial Alterations of the Second Expansion Space and the Cure Space, and the reimbursement of Tenant for the costs thereof by Landlord from said Tenant Allowance, shall be conducted in accordance with the procedures set forth in the Work Letter attached to the Lease as Exhibit C. Tenant shall commence Initial Alterations of the Second Expansion Space and the Cure Space promptly following the Amendment 4 Effective Date and diligently pursue them to completion. Landlord agrees to give notice to Tenant of whether the Initial Alterations constitute a Significant Laboratory Expansion within ten (10) business days of receipt of the utility and HVAC specifications necessary to make such determination, and shall in good faith work with Tenant to make such revisions to the Initial Alterations and specifications as are necessary to cause the Initial Alterations to not constitute a Signification Laboratory Expansion, if requested by Tenant.

5.                                      Tenant shall commence paying Base Rent and Additional Rent for the Second Expansion Space on the date (the “Second Expansion Space Rent Commencement Date”) which is the earliest to occur of (i) the date which is five (5) months from the Amendment 4 Effective Date, (ii) the date when the building department or other appropriate governmental authority having jurisdiction issues either a Certificate of Occupancy a Temporary Certificate of Occupancy or other communication or approval permitting legal occupancy of the Expansion Space, and (iii) the date when Tenant occupies all or any portion of the Second Expansion Space for its business use. The

2

parties shall enter into a rent commencement letter or other agreement confirming the Amendment 4 Effective Date and the Second Expansion Space Rent Commencement Date once known.

6.                                      Commencing on the Second Expansion Space Rent Commencement Date, Tenant’s Pro Rata Share as set forth in Section l(j) of the Lease shall be equal to 3.35%.

7.                                      The Term of the Lease is hereby extended for a period of time (said period, the “Extension Term”) such that there shall be three years remaining in the Term following the completion of the Initial Alterations on the Second Expansion Space and the Cure Space. Accordingly, the Termination Date shall be the last day of the month in which the third (3rd) anniversary of the Second Expansion Space Rent Commencement Date occurs, provided that notwithstanding the foregoing, if the Second Expansion Space Rent Commencement Date is the first day of a month, the Termination Date shall be the day immediately prior to the third (3rd) anniversary of the Second Expansion Space Rent Commencement Date. The first year of the Extension Term shall include the partial month at the beginning of said term, if any, and each subsequent year of the Extension Term shall consist of the twelve (12) month period immediately following the expiration of the preceding year.

8.                                      From and after the Second Expansion Space Rent Commencement Date, Section 1(f) of the Lease (as previously amended) is hereby further amended to provide that Base Rent shall be due and payable to the Landlord at the time and in the manner set forth in the Lease, as described on Schedule B attached hereto and made a part hereof.

9.                                      Subject to the rights of existing tenant(s) whose lease(s) pre-date this Amendment, during the Term of this Lease, at such time as Landlord intends to lease all or any of the adjacent 3,013 rentable square feet of space known as area 5M and leased by MiraDX, Inc., substantially as shown on the floor plan attached hereto as Schedule C (such space the “Right of First Offer Space”), and provided Tenant is not in default under the Lease beyond the expiration of applicable notice and cure periods, Landlord shall first notify Tenant (such notice, “Landlord’s Notice”) of such available space (the “Right of First Offer”). The Base Rent for the Right of First Offer Space shall be at the same Base Rent as Tenant pays for the Original Premises, and shall be delivered “as-is,” provided that Landlord shall provide Tenant with a Tenant Allowance amount for the Right of First Offer Space of (a) $20.90 per rentable square foot if Tenant shall perform Alterations such that the Right of First Offer Space is Laboratory Space, and (b) $14.47 per rentable square foot if Tenant shall perform Alterations such that the Right of First Offer Space is Office Space. Tenant may, within thirty (30) days of the receipt of the notice, decline or accept such offer, in writing, and within thirty (30) days thereafter enter into an amendment to the Lease incorporating the Right of First Offer Space into the Lease. Should Tenant fail to accept the Offer in writing within thirty (30) days of receipt of Landlord’s Notice, then Landlord shall be free to lease such available space. If Tenant accepts the Offer, Landlord shall tender the Right of First Offer Space to Tenant on the date set forth in the Offer, or such other date agreed to by and between Landlord and Tenant. Notwithstanding anything herein to the contrary, if at the time Tenant accepts the Right of First Offer for the entire Right of First Offer Space, there remains less than two (2) years in the Term, then Tenant shall, at the time of acceptance of the Right of First Offer (provided the Landlord’s Notice describes the entire Right of First Offer Space, and not a portion of said space), also exercise any available Renewal Term (or otherwise the acceptance shall be void and of no effect), and if no Renewal Terms are

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remaining, then the Term of the Lease shall automatically be extended such that there is at least two (2) years remaining in the Term at the time Landlord tenders the entire Right of First Offer Space to Tenant.

10.                               Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

11.                               As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

12.                               Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

13.                               This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

14.                               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

(Signatures on following page)

4

IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 4 to Lease as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
Name: Carter J. Winstanley
Title: Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Dr. Gerald McMahon
Name: Dr. Gerald McMahon
Title: President & CEO

[Signature page to Amendment No. 4 to Lease by and between

WE George Street, L.L.C. and Kolltan Pharmaceuticals Inc.]

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SCHEDULE A-l

SECOND EXPANSION SPACE FLOOR PLAN

(WPM Space)

SCHEDULE A-2

SECOND EXPANSION SPACE FLOOR PLAN

(Additional Space)

SCHEDULE B

RENT TABLE

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
06/09/09 – 06/30/10	Original Premises	7,775	$24.88		$193,442.00		$16,120.17
07/01/10 – 09/09/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
09/10/10 (PWC Space Effective Date) – 12/30/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
	PWC Space	641	$25.21	$	+16,159.61	$	+1,346.63
					$212,167.36		$17,680.61
12/31/10 (Cure Space Effective Date) – 8/31/2011	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
	PWC Space	641	$25.21		$16,159.61		$1,346.63
	Cure Space	3,835	$11.50	$	+44,102.50	$	+3,675.21
					$256,269.86		$21,355.82
09/01/2011 – 12/31/11	Original Premises	7,775	$25.54		$198,573.50		$16,547.79
	PWC Space	641	$25.54		$16,371.14		$1,364.26
	Cure Space	3,835	$11.50		$44,102.50		$3,675.21
	WPM Space	803	$25.54		$20,508.62		$1,709.05
	5G Space	356	$8.12	$	+2,890.72	$	+240.89
					$282,446.48		$23,537.20
01/01/12 — Day prior to Second Expansion Space	All (except 5G)	13,054	$25.54		$333,399.16		$27,783.26
Rent Commencement Date	5G Space	356	$8.24	$	+2,933.44	$	+244.45
					$336,332.60		$28,027.71
Second Expansion Space Rent Commencement	All (except 5G)	17,029	$25.54		$434,920.66		$36,243.39
Date — End of Extension Term	5G Space	356	$8.24	$	+2,933.44	$	+244.45
					$437,854.10		$36,487.84

Renewal Term 1 (exercised herein):

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
Renewal Term 1, year 1	All (except 5G)	17,029	$25.88		$440,710.52		$36,725.88
	5G Space	356	$8.37	$	+2,979.72	$	+248.31
					$443,690.24		$36,974.19
Renewal Term 1, years 2 and3	All (except 5G)	17,029	$26.22		$446,500.38		$37,208.37
	5G Space	356	$8.49	$	+3,022.44	$	+251.87
					$449,522.82		$37,460.24

Renewal Term 2:

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
Renewal Term 2, year 1	All (except 5G)	17,029	$26.58		$452,630.82		$37,719.23
	5G Space	356	$8.62	$	+3,068.72	$	+255.73
					$455,699.54		$37,974.96
Renewal Term 2, year 2	All (except 5G)	17,029	$26.93		$458,590.97		$38,215.92
	5G Space	356	$8.75	$	+3,115.00	$	+259.58
					$461,705.97		$38,475.50

SCHEDULE C

RIGHT OF FIRST OFFER SPACE

AMENDMENT NO. 5 TO LEASE

THIS AMENDMENT NO. 5 TO LEASE (this “Amendment”) is made and entered into as of the 16th day of November, 2012 (the “Amendment 5 Effective Date”) between Landlord and Tenant named below:

LANDLORD:	WE GEORGE STREET, L.L.C.
c/o Winstanley Enterprises LLC
150 Baker Avenue Extension, Suite 303
Concord, MA 01742

TENANT:	KOLLTAN PHARMACEUTICALS INC.
300 George Street
New Haven, Connecticut 06510

BUILDING:	300 George Street
New Haven, Connecticut 06510

WHEREAS, Landlord and Tenant executed a Lease Agreement dated as of January 5, 2009 (as previously amended, and as further amended herein, the “Lease”), as amended by that certain side letter dated April 1, 2009, as affected by that certain Rent Commencement Letter dated July 8, 2009, as further amended by that certain side letter dated January 28, 2010, by which Tenant leased approximately 7,775 rentable square feet of space in the Building (the “Original Premises”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 1 to Lease dated as of September 10, 2010 whereunder the parties added approximately 641 rentable square feet of space to the Lease (the “PWC Space”); and

WHEREAS, Landlord and Tenant executed an Amendment No. 2 to Lease dated as of December 31, 2010 whereunder the parties extended the term of the Lease, added approximately 3,835 rentable square feet of space to the Lease (the “Cure Space”), and provided for two renewal options of three years and two years, respectively; and

WHEREAS, Landlord and Tenant executed an Amendment No. 3 to Lease dated as of July 7, 2011, as affected by a Rent Commencement Letter dated September 27, 2011 (together, “Amendment 3”) wherein the parties (i) added to the Lease approximately 803 rentable square feet of space known as the “WPM Space” and approximately 356 rentable square feet known as the “5G Space,” and which were collectively referred to in Amendment 3 as the “Expansion Space,” for a total premises of 13,410 rentable square feet, and (ii) agreed to a right of first offer on the remaining 3,764 rentable square feet occupied by Winstanley Property Management; and

WHEREAS, Landlord and Tenant executed an Amendment No. 4 to Lease dated as of September 24, 2012 (“Amendment 4”) wherein the parties added the remaining Winstanley Property Management space plus some additional former common area space to the Premises, extended the

1

Term of the Lease and added a right of first offer on adjacent space on the fifth floor, among other things; and

WHEREAS, Landlord and Tenant have agreed to add an additional space to the Premises, on the terms and conditions set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the meaning ascribed to each in the Lease.

2.                                      Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, additional space in the Building consisting of approximately 356 rentable square feet of space (the “5I Space”), substantially as shown on the Floor Plan attached hereto as Schedule A, beginning on the Amendment 5 Effective Date and continuing through the last day of the Term.

3.                                      From and after the Amendment 5 Effective Date, the definition of Premises as used in the Lease shall be deemed to include the 5I Space, and shall consist of approximately 17,741 rentable square feet in the aggregate. The Second Expansion Space is leased to Tenant “AS-IS.”

4.                                      The 5I Space shall be used solely for storage, provided that notwithstanding the foregoing, Tenant may use the 51 Space for occasional operation of appliances such as a refrigerator or freezer or similar equipment.

5.                                      Commencing on the Amendment 5 Effective Date, Tenant’s Pro Rata Share as set forth in Section 1(j) of the Lease shall be equal to 2.65%, and commencing on the Second Expansion Space Rent Commencement Date, Tenant’s Pro Rata Share as set forth in Section l(j) of the Lease shall be equal to 3.42%.

6.                                      Tenant shall commence paying Base Rent and Additional Rent for the 5I Space as of the Amendment 5 Effective Date, and the Base Rent for the 5I Space shall be the same as Tenant pays for the 5G Space. From and after the Amendment 5 Effective Date, Section 1(f) of the Lease (as previously amended) is hereby further amended to provide that Base Rent shall be due and payable to the Landlord at the time and in the manner set forth in the Lease, as described on Schedule B attached hereto and made a part hereof.

7.                                      Tenant shall be responsible for providing electrical connections to the heat pump and, if used by Tenant, the exhaust fan that serve the 5I Space. Promptly following the Amendment 5 Effective Date, Tenant shall, at Tenant’s cost and expense, connect the electrical service for the 5I Space (including but not limited to the heat pump and exhaust fan, if used) to Tenant’s electrical panel such that Tenant’s electrical meter will include measurement of the electricity used and consumed at the 5I Space.

8.                                      Landlord and Tenant represent and warrant to the other that each has full authority to enter into this Amendment and further agree to hold harmless, defend, and indemnify the other from

2

any loss, costs (including reasonable attorneys’ fees), damages, or claim arising from any lack of such authority.

9.                                      As modified herein, the Lease is hereby ratified and confirmed and shall remain in full force and effect.

10.                               Landlord and Tenant hereby represent and warrant to the other that each has not dealt with any broker, finder or like agent in connection with this Amendment and each does hereby agree to indemnify and hold the other, its agents and their officers, directors, shareholders, members, partners and employees, harmless of and from any claim of, or liability to, any broker, finder or like agent claiming a commission or fee by reason of having dealt with either party in connection with the negotiation, execution or delivery of this Amendment, and all expenses related thereto, including, without limitation, reasonable attorneys’ fees and disbursements.

11.                               This Amendment constitutes the entire agreement by and between the parties hereto and supersedes any and all previous agreements, written or oral, between the parties. No modification or amendment of this Amendment shall be effective unless the same shall be in writing and signed by the parties hereto. The provisions of this Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective legal representatives, successors and assigns.

12.                               This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. This Amendment shall become effective when duly executed and delivered by all parties hereto.

(Signatures on following page)

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IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment No. 5 to Lease as of the day and year first above written.

LANDLORD:

WE GEORGE STREET, L.L.C.

By:	WE George Street Holdings LLC
Its Manager

	By:	WE George Street Manager Corp.
Its Sole Member

		By:	/s/ Carter J. Winstanley
			Name:	Carter J. Winstanley
			Title:	Its President

TENANT:

KOLLTAN PHARMACEUTICALS INC.

By:	/s/ Gerald McMahon
	Name:	Gerald McMahon
	Title:	CEO, President

[Signature page to Amendment No. 5 to Lease by and between

WE George Street, L.L.C. and Kolltan Pharmaceuticals Inc.]

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SCHEDULE A

5I SPACE FLOOR PLAN

SCHEDULE B

RENT TABLE

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
06/09/09 — 06/30/10	Original Premises	7,775	$24.88		$193,442.00		$16,120.17
07/01/10 — 09/09/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
09/10/10 (PWC Space Effective Date) — 12/30/10	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
	PWC Space	641	$25.21	$	+16,159.61	$	+1,346.63
					$212,167.36		$17,680.61
12/31/10 (Cure Space Effective Date) — 8/31/2011	Original Premises	7,775	$25.21		$196,007.75		$16,333.98
	PWC Space	641	$25.21		$16,159.61		$1,346.63
	Cure Space	3,835	$11.50	$	+44,102.50	$	+3,675.21
					$256,269.86		$21,355.82
09/01/2011 — 12/31/11	Original Premises	7,775	$25.54		$198,573.50		$16,547.79
	PWC Space	641	$25.54		$16,371.14		$1,364.26
	Cure Space	3,835	$11.50		$44,102.50		$3,675.21
	WPM Space	803	$25.54		$20,508.62		$1,709.05
	5G Space	356	$8.12	$	+2,890.72	$	+240.89
					$282,446.48		$23,537.20
01/01/12 — Day prior to Amendment 5 Effective Date	All (except 5G)	13,054	$25.54		$333,399.16		$27,783.26
	5G Space	356	$8.24	$	+2,933.44	$	+244.45
					$336,332.60		$28,027.71
Amendment 5 Effective Date — Day prior to Second Expansion Space Rent Commencement Date	All (except 5G and 5I)	13,054	$25.54		$333,399.16		$27,783.26
	5G Space and 5I Space	712	$8.24	$	+5,866.88	$	+488.91
					$339,266.04		$28,272.17
Second Expansion Space Rent Commencement Date — End of Extension Term	All (except 5G and 5I)	17,029	$25.54		$434,920.66		$36,243.39
	5G Space and 5I Space	712	$8.24	$	+5,866.88	$	+488.91
					$440,787.54		$36,732.30

Renewal Term 1 (exercised in Amendment 4):

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
Renewal Term 1, year 1	All (except 5G and 5I)	17,029	$25.88		$440,710.52		$36,725.88
	5G Space and 5I Space	712	$8.37	$	+5,959.44	$	+496.62
					$446,669.96		$37,222.50
Renewal Term 1, years 2 and 3	All (except 5G and 5I)	17,029	$26.22		$446,500.38		$37,208.37
	5G Space and 5I Space	712	$8.49	$	+6,044.88	$	+503.74
					$452,545.26		$37,712.11

Renewal Term 2:

			Base Rent	Annual Base		Monthly Base
Period	Space	RSF	Per RSF	Rent		Rent
Renewal Term 2, year 1	All (except 5G and 51)	17,029	$26.58		$452,630.82		$37,719.24
	5G Space and 5I Space	712	$8.62	$	+6,137.44	$	+511.45
					$458,768.26		$38,230.69
Renewal Term 2, year 2	All (except 5G and 5I)	17,029	$26.93		$458,590.97		$38,215.91
	5G Space and 5I Space	712	$8.75	$	+6,230.00	$	+519.17
					$464,820.97		$38,735.08